                          PROSPECTUS DATED MAY 1, 2005

                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                                   PROSPECTUS
                                    FOR THE

                                FACILITATOR(R)*

                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   ISSUED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

     This prospectus describes the multi-funded retirement annuity policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. We designed the policies primarily to assist individuals with their long-term retirement planning or other long-term needs.

     This prospectus describes two types of policies: a single premium policy and a flexible premium policy. We have discontinued sales of both types of policies. However, We will still accept purchase payments under outstanding policies. We will allocate purchase payments to NYLIAC MFA Separate Account I for both types of policies issued under plans that qualify for special federal income tax treatment. We will allocate purchase payments to the NYLIAC MFA Separate Account II for both types of policies issued under plans that do not qualify for special federal income tax treatment.

     Prior to the date your income payments begin, you may direct that purchase payments accumulate on a fixed basis. When you decide to start receiving income payments from a policy issued in connection with an employee plan that qualifies for special federal income tax treatment, you may receive them on a fixed basis. For a policy that is not issued in connection with an employee retirement plan for special federal income tax treatment, you may also receive income payments on a fixed basis subject to state filing and review. You also have significant flexibility in determining the frequency and amount of each purchase payment and the date income payments begin. You can withdraw money from your policy before income payments begin. In certain circumstances, withdrawals may be subject to a surrender charge and tax penalty.

     Both separate accounts invest their assets in shares of the MainStay VP Series Fund, Inc. (the "Fund"). The Fund offers three separate portfolios available for investment under your policy: the MainStay VP Common Stock-Initial Class, the MainStay VP Bond-Initial Class and MainStay VP Cash Management (the "Eligible Portfolios" or the "Portfolios"). Each Investment Division of the separate accounts invests in shares of a corresponding fund portfolio. Your policy's value will vary in accordance with the investment performance of the Portfolios you select. You also bear the entire investment risk for any amounts allocated to the separate accounts.

     You should read this prospectus carefully and keep it for future reference. To learn more about the policies, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2005. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus. For a free copy of the SAI, you should call the Service Center that services your policy. We have listed the phone numbers for Our Service Centers on page 10 of this prospectus.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    *FACILITATOR(R) IS NYLIAC'S REGISTERED SERVICE MARK FOR THE POLICIES AND IS
                       NOT MEANT TO CONNOTE PERFORMANCE.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
POLICYOWNER AND FUND EXPENSES..........    4
QUESTIONS AND ANSWERS ABOUT THE
  FACILITATOR..........................    6
  How do I contact NYLIAC?.............    9
FINANCIAL STATEMENTS...................   10
CONDENSED FINANCIAL INFORMATION........   11
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNTS.............................   15
  New York Life Insurance and Annuity
     Corporation.......................   15
  The Separate Accounts................   15
  The Portfolios.......................   15
  Additions, Deletions, or
     Substitutions of Investments......   16
  Reinvestment.........................   16
THE POLICIES...........................   16
  Purpose of Policies..................   16
  Purchase Payments....................   17
  Payments Returned for Insufficient
     Funds.............................   17
  Total Disability Benefit Rider.......   18
  Transfers............................   18
     (a) Limits on Transfers...........   18
  Accumulation Period..................   19
     (a) Crediting of Purchase
            Payments...................   19
     (b) Valuation of Accumulation
            Units......................   19
  Policyowner Inquiries................   20
CHARGES AND DEDUCTIONS.................   20
  Surrender Charges....................   20
  Exceptions to Surrender Charges......   20
  Other Charges........................   21
     (a) Mortality and Expense Risk
            Charges....................   21
     (b) Administration Fee............   21
     (c) Policy Service Charge.........   21
     (d) Fund Charges..................   21
  Taxes................................   22
DISTRIBUTIONS UNDER THE POLICY.........   22

                                         PAGE
                                         ----
  Surrenders and Withdrawals...........   22
     (a) Surrenders....................   22
     (b) Partial Withdrawals...........   22
     (c) Periodic Partial
       Withdrawals.....................   23
     (d) Hardship Withdrawals..........   23
  Cancellations........................   23
  Retirement Date......................   23
  Death Before Retirement Date.........   23
  Income Payments......................   24
     (a) Election of Income Payment
            Options....................   24
     (b) Fixed Income Payments.........   24
     (c) Other Methods of Payment......   25
     (d) Proof of Survivorship.........   25
  Delay of Payments....................   25
  Designation of Beneficiary...........   26
  Restrictions Under the Texas Optional
     Retirement Program................   26
  Restrictions Under Code Section
     403(b)(11)........................   26
THE FIXED ACCOUNT......................   26
     (a) Interest Crediting............   27
     (b) Surrender Charges.............   27
     (c) Transfers to Investment
            Divisions..................   27
     (d) General Matters...............   27
FEDERAL TAX MATTERS....................   28
  Introduction.........................   28
  Taxation of Annuities in General.....   28
  Qualified Policies...................   29
     (a) 403(b) Plans..................   29
     (b) Individual Retirement
            Annuities..................   29
     (c) Roth Individual Retirement
            Annuities..................   29
     (d) Deferred Compensation Plans...   30
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS.........................   30
VOTING RIGHTS..........................   30
STATEMENT OF ADDITIONAL INFORMATION....   31

THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit used to calculate the value of a policy prior to the date Income Payments begin. Each Investment Division of the Separate Accounts has a distinct Accumulation Unit value.

ALLOCATION ALTERNATIVES--The Investment Divisions of the applicable Separate Account(s) and the Fixed Account.

ANNUITANT--A person whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the date Income Payments are to begin, We pay benefits under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy. In the event a Beneficiary is not designated, you or your estate is the Beneficiary.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Accounts.

FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.

INCOME PAYMENTS--Periodic payments NYLIAC makes to the Payee.

INVESTMENT DIVISION ("DIVISION")--The variable investment options available with your policy. There will be a separate Investment Division in each Separate Account for single and flexible premium policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408 and 408A of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYEE--The person designated to receive payments under an Income Payment option. The Payee may be you, the Annuitant, a Beneficiary or any person you designate.

POLICY ANNIVERSARY--An anniversary of the Policy Date.

POLICY DATE--The date established when We issue your policy, from which subsequent Policy Years, months and anniversaries are measured.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PURCHASE DATE--The Business Day on which We receive and credit a purchase payment under the policy.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued to any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT(S)--NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II, the segregated asset accounts We established to receive and invest purchase payments under the policies.

                         POLICYOWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                           FLEXIBLE PREMIUM POLICIES
 (SALES OF FLEXIBLE PREMIUM POLICIES WERE DISCONTINUED AS OF SEPTEMBER 1, 1989)

                                                               MAINSTAY VP
                                                                 COMMON           MAINSTAY VP       MAINSTAY VP
                                                                 STOCK-              BOND-             CASH
                                                              INITIAL CLASS      INITIAL CLASS      MANAGEMENT
                                                              -------------      -------------      -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of amount withdrawn)...........................         7%                 7%                7%
  Annual Policy Service Charge..............................  Lesser of $30 Per Policy
                                                              or 1% of the Policy's Value.

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................     1.25%             1.25%           1.25%
     Administration Fees....................................     0.50%             0.50%           0.50%
     Total Separate Account Annual Expenses.................     1.75%             1.75%           1.75%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average account value for the fiscal year ended December 31, 2004)
     Advisory Fees..........................................     0.25%             0.25%           0.25%
     Administration Fees....................................     0.20%             0.20%           0.20%
     Other Expenses.........................................     0.08%             0.09%           0.10%
     Total Fund Annual Expenses.............................     0.53%             0.54%           0.55%

------------
(a) The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See "Surrender Charges")

EXAMPLES

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Accounts and the Funds. However, the table does not reflect optional charges under the policy, such as the charge for the Total Disability Benefit Rider, which will vary based on a number of factors. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 20 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.

     A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

        1. If you surrender your policy at the end of the stated time period:

                                                             1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                            ---------   ---------   ---------   ---------
           MainStay VP Common Stock-Initial Class.........  $1,047.82   $1,760.62   $2,388.49   $3,740.06
           MainStay VP Bond-Initial Class.................  $1,048.77   $1,763.39   $2,393.05   $3,749.19
           MainStay VP Cash Management....................  $1,049.71   $1,766.16   $2,397.62   $3,758.32

        2. If you do not surrender or annuitize your policy:

                                                             1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                            ---------   ---------   ---------   ---------
           MainStay VP Common Stock-Initial Class.........  $  336.36   $1,025.69   $1,737.76   $3,622.43
           MainStay VP Bond-Initial Class.................  $  337.38   $1,028.68   $1,742.65   $3,631.68
           MainStay VP Cash Management....................  $  338.39   $1,031.67   $1,747.54   $3,640.93

YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         POLICYOWNER AND FUND EXPENSES
                          NYLIAC MFA SEPARATE ACCOUNTS

                            SINGLE PREMIUM POLICIES
  (SALES OF SINGLE PREMIUM POLICIES WERE DISCONTINUED AS OF DECEMBER 19, 1994)

                                                               MAINSTAY VP     MAINSTAY VP    MAINSTAY VP
                                                              COMMON STOCK        BOND-          CASH
                                                              INITIAL CLASS   INITIAL CLASS   MANAGEMENT
                                                              -------------   -------------   -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
     (as a % of Policy Value withdrawn).....................         7%              7%             7%

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
     Mortality and Expense Risk Fees........................     1.25%          1.25%        1.25%
     Total Separate Account Annual Expenses.................     1.25%          1.25%        1.25%
MAINSTAY VP SERIES FUND ANNUAL EXPENSES
  (as a % of average account value for the fiscal year ended
     December 31, 2004)
     Advisory Fees..........................................     0.25%          0.25%        0.25%
     Administration Fees....................................     0.20%          0.20%        0.20%
     Other Expenses.........................................     0.08%          0.09%        0.10%
     Total Fund Annual Expenses.............................     0.53%          0.54%        0.55%

------------
(a) The sales load is based on the length of the time each purchase payment is in the policy before it is withdrawn. The sales load percentage declines from 7% during the first Policy Year that a purchase payment is in the policy to 1% in the seventh Policy Year. There are a number of exceptions to the surrender charges, including, that there is no surrender charge if the amount withdrawn in any Policy Year is 10% or less of the policy's value at the beginning of that Policy Year. (See "Exceptions to Surrender Charges")

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect optional charges under the policy. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 20 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.

EXAMPLES

     A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the applicable time period:

                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                -------   ---------   ---------   ---------
           MainStay VP Common Stock-Initial Class.............  $904.68   $1,114.07   $1,322.81   $2,108.56
           MainStay VP Bond-Initial Class.....................  $905.64   $1,117.03   $1,327.89   $2,119.41
           MainStay VP Cash Management........................  $906.59   $1,119.98   $1,332.99   $2,130.25

     2. If you do not surrender or annuitize your policy:

                                                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                -------   ---------   ---------   ---------
           MainStay VP Common Stock-Initial Class.............  $182.45   $  564.91   $  972.05   $2,108.56
           MainStay VP Bond-Initial Class.....................  $183.48   $  568.03   $  977.31   $2,119.41
           MainStay VP Cash Management........................  $184.50   $  571.15   $  982.58   $2,130.25

YOU SHOULD NOT CONSIDER THESE EXAMPLES TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT YOU PAY MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 QUESTIONS AND ANSWERS ABOUT THE FACILITATOR(R)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE FACILITATOR. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

     1. WHAT IS THE FACILITATOR?

     Facilitator is the name of the Multi-Funded Retirement Annuity policies offered by NYLIAC. These policies may be either single premium or flexible premium policies. (See "The Policies"). Depending upon the type of policy (single premium or flexible premium) and its purpose (Qualified or Non-Qualified), you may allocate purchase payments to one or more of the Investment Divisions of each of the Separate Accounts and the Fixed Account. The Separate Accounts in turn invest in shares of the Fund. The policy's value will fluctuate according to the performance of the Investment Divisions selected.

     2. WHAT IS A RETIREMENT ANNUITY AND WHY MAY BENEFITS VARY?

     A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for a set dollar amount. In this prospectus, We refer to annuity payments which remain the same throughout the payment period as "Fixed Income Payments". Fixed Income Payments will always be the same specified amount. (See "Income Payments".)

     3. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     You can allocate your purchase payments to one or more of the following Allocation Alternatives:

          (a) Separate Accounts

             Each of the Separate Accounts consists of three Investment Divisions for single premium policies and three for flexible premium policies.

             The Investment Divisions of the Separate Accounts invest exclusively in shares of the Fund. The Fund is a diversified, open-end management investment company. The three Investment Divisions and their corresponding Eligible Portfolios are as follows:

                                                                             CORRESPONDING
                      INVESTMENT DIVISION                                  ELIGIBLE PORTFOLIO
                      -------------------                    ----------------------------------------------
        MainStay VP Common Stock-Initial Class               MainStay VP Common Stock-Initial Class
        MainStay VP Bond-Initial Class                       MainStay VP Bond-Initial Class
        MainStay VP Cash Management                          MainStay VP Cash Management Portfolio

             When you allocate a purchase payment to one of the Investment Divisions, the Separate Account will invest your payment exclusively in shares of the corresponding Eligible Portfolio of the Fund.

          (b) Fixed Account

             Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account")

     4. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?

     You can transfer all or part of your Accumulation Unit value between Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the date Income Payments are scheduled to begin. The minimum amount you can transfer generally is $1,000 for single premium policies or $500 for flexible premium policies. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. (See "Transfers")

     You may also make transfers from the Fixed Account to the Investment Divisions, but only in certain situations. (See "The Fixed Account")

     5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     The policies are also subject to a daily charge for certain mortality and expense risks NYLIAC assumes. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Separate Account. (See "Other Charges")

     For single premium policies, there is no annual charge for policy services or daily charges for administrative services.

     For flexible premium policies, We will deduct an annual charge for policy services once each year on the Policy Anniversary if on that date the total cash value is below $10,000. This charge will be the lesser of $30 or 1% of the policy's value at the end of the Policy Year. In addition, We will deduct a daily charge for administrative services equal to 0.50%, on an annual basis, of the daily asset value of the applicable Separate Account. (See "Other Charges")

     We also impose a surrender charge on partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered. For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

POLICY YEAR OF PURCHASE PAYMENT                               SURRENDER CHARGE
-------------------------------                               ----------------
1 ..........................................................         7%
2 ..........................................................         6%
3 ..........................................................         5%
4 ..........................................................         4%
5 ..........................................................         3%
6 ..........................................................         2%
7 ..........................................................         1%
8 and later.................................................         0%

     For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest purchase payment first (on a first-in, first-out basis).

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge declines 1% for each Policy Year until the tenth Policy Year. There is no charge after the tenth Policy Year, as shown in the following chart:

POLICY YEAR                                                   SURRENDER CHARGE
-----------                                                   ----------------
1-4 ........................................................         7%
5 ..........................................................         6%
6 ..........................................................         5%
7 ..........................................................         4%
8 ..........................................................         3%
9 ..........................................................         2%
10 .........................................................         1%
11 and later................................................         0%

(See "Surrender Charges" at page 20 and "Exceptions to Surrender Charges")

     Charges will also be deducted for options such as the Total Disability Benefit Rider.

     Finally, the value of the Fund shares reflects management fees, administration fees and other expenses deducted from the assets of the Fund. (See the Fund prospectus for details.)

     In no event will the aggregate service charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

     6. WHAT ARE THE MINIMUM AND MAXIMUM ADDITIONAL PURCHASE PAYMENTS?

     You can make additional purchase payments under a Non-Qualified or Qualified single premium policy of at least $2,000. We may limit additional purchase payments to four in any one Policy Year.

     For a flexible premium policy, you can make purchase payments of at least $40 each at any time. You have a choice of sending purchase payments directly to NYLIAC or through pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. For Non-Qualified flexible premium policies, the maximum purchase payments We accept in each Policy Year (excluding any amounts for riders) is the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year, or

(b) $7,500. In effect, you set the maximum payment when you apply for the policy. However, you cannot schedule total purchase payments for the first Policy Year that exceed $4,999.

     Purchase payments under Qualified flexible premium policies, and purchase payments and additional purchase payments under Qualified single premium policies, may not be more than the amount permitted by law for the plan.

     7. HOW ARE PURCHASE PAYMENTS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     When you make a purchase payment, you may allocate it to any of the Allocation Alternatives (except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies.) You do not need to make allocations to each Allocation Alternative. You may also raise or lower the percentages (which must be in whole number percentages) that you allocate to each Allocation Alternative when you make a purchase payment. The minimum amount which you can allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

     8. WHAT HAPPENS IF PURCHASE PAYMENTS FOR A FLEXIBLE PREMIUM POLICY ARE NOT MADE?

     If We do not receive a purchase payment for a period of two years and both
(a) the total purchase payments for the policy, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, We reserve the right to terminate the policy. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary if We do not receive a purchase payment from you before the end of that 90-day period. If We terminate your policy, We will pay you the policy's value in one lump sum.

     9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE MY INCOME PAYMENTS ARE SCHEDULED TO BEGIN?

     You may make withdrawals from your policy before your Income Payments are scheduled to begin and while the Annuitant is alive. Your withdrawal requests must be in a form that is acceptable to Us. Under most circumstances, the minimum partial withdrawal is $100. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under the age of 59 1/2. (See "Distributions Under the Policy" and "Federal Tax Matters")

     10. HOW WILL INCOME PAYMENTS BE MADE?

     Income Payments under Qualified Policies and Non-Qualified Policies can be received on a fixed basis. Fixed Income Payments will always be in the same specified amount. (See "Income Payments")

     11. WHAT IF THE ANNUITANT BECAME TOTALLY DISABLED?

     If you have a Total Disability Benefit rider included in your flexible premium policy, We will credit benefit amounts as purchase payments to your policy during the period of the Annuitant's total disability. There is an additional charge for this rider. (See "Total Disability Benefit Rider")

     12. WHAT HAPPENS IF THE ANNUITANT DIES BEFORE INCOME PAYMENTS BEGIN?

     If the Annuitant dies before Income Payments begin, We will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the policy's value or

        (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

     However, if you are the Annuitant and your spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see "Death Before Retirement Date" and "Federal Tax Matters")

     13. WHAT HAPPENS IF I DIE BEFORE INCOME PAYMENTS BEGIN?

     In the event you die before Income Payment begins, We will pay the Beneficiary under the policy an amount equal to the greater of:

        (a) the policy's value or

        (b) the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

     If you are not the Annuitant but your spouse is the Beneficiary, or if your spouse or the Annuitant's spouse is the Beneficiary and Contingent Annuitant, We can pay the proceeds to the surviving spouse on your death prior to the date Income Payments are scheduled to begin. The surviving spouse can also choose to continue as the new policyowner. (See "Death Before Retirement Date" and "Federal Tax Matters")

     14. WHAT IS A CONTINGENT ANNUITANT?

     Previously, in the application for a Non-Qualified Policy, you could name a Contingent Annuitant. The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the new Annuitant at the death of the Annuitant if (a) Income Payments have not begun and (b) you are still living. Currently, the policies do not provide for the naming of Contingent Annuitants.

     15. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Accounts. (See "Voting Rights")

     16. HOW IS THE PAST INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS CALCULATED?

     We may advertise yields and total returns for the Investment Divisions. In addition, We may advertise the effective yield of the MainStay VP Cash Management Investment Division. We base these figures on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. We calculate the effective yield similarly but, when annualized, We assume the income earned by an investment in the MainStay VP cash management Investment Division is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a MainStay VP Bond-Initial Class Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified thirty-day period. We calculate the yield by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. For additional information regarding the yield calculations, please refer to the SAI.

     TOTAL RETURN CALCULATIONS. The total return of a MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division refers to return quotations assuming an investment has been held in the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return, assuming an initial investment of $1,000 is surrendered at the end of the periods shown. The figures will reflect all Separate Account and Fund annual expenses.

     We may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions that does not reflect the deduction of any surrender charges. We may from time to time also calculate yields, standard total returns, and non-standard total returns for the Portfolios of the MainStay VP Series Fund, but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

     We will show non-standard performance data only if the standard performance data for the same period, as well as for the required periods, are also shown. For additional information regarding the calculation of other performance data, please refer to the SAI.

     17. HOW DO I CONTACT NYLIAC?

     For general inquiries and written requests, you can contact your agent or the Service Center that services your policy. The Service Center for your policy is listed on your quarterly or confirmation statements. Policy information is also available through the Virtual Service Center (VSC) on the Internet via www.newyorklife.com/vsc or the Interactive Voice Response (IVR) system using the toll-free number listed for each applicable Service Center.

     SERVICE CENTER                     ADDRESS                PHONE NUMBER
     --------------                     -------                ------------
Cleveland Service Center   Regular Mail                       (800) 695-9873
                           New York Life
                           Cleveland Service Center
                           PO Box 6916
                           Cleveland, OH 44101-1916
                           Attn: Annuity Service Team
                           Overnight Mail
                           New York Life
                           Cleveland Service Center
                           14600 Detroit Avenue, Suite 1000
                           Lakewood, OH 44107
                           Attn: Annuity Service Team

Dallas Service Center      Regular Mail                       (800) 695-1314
                           New York Life
                           Dallas Service Center
                           PO Box 130539
                           Dallas, TX 75313-0539
                           Attn: Annuity Service Team
                           Overnight Mail
                           New York Life
                           Dallas Service Center
                           Two Energy Square
                           4849 Greenville Avenue, Suite 700
                           Dallas, TX 75206
                           Attn: Annuity Service Team

Faxed requests are not acceptable and will not be honored at any time.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2004 (including the report of independent auditors), and the Separate Account statement of assets and liabilities as of December 31, 2004, and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent auditors) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017.

                         NYLIAC MFA SEPARATE ACCOUNT I
                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 1999 and for the years in the period then ended, where applicable, are derived from financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1 except where indicated.

                                                                         JANUARY 1, 1995 TO DECEMBER 31, 1995
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/95......................   $25.72     $24.34     $24.34     $23.03     $17.81     $16.85
Accumulation Unit value as of 12/31/95....................   $32.81     $30.90     $28.44     $26.78     $18.57     $17.48
Number of units outstanding (in 000's) as of 12/31/95.....    2,675      5,052      1,570      2,774        444        637
                                                                         JANUARY 1, 1996 TO DECEMBER 31, 1996
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/96......................   $32.81     $30.90     $28.44     $26.78     $18.57     $17.48
Accumulation Unit value as of 12/31/96....................   $40.34     $37.80     $28.66     $26.85     $19.26     $18.05
Number of units outstanding (in 000's) as of 12/31/96.....    2,486      4,661      1,292      2,420        350        513
                                                                         JANUARY 1, 1997 TO DECEMBER 31, 1997
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/97......................   $40.34     $37.80     $28.66     $26.85     $19.26     $18.05
Accumulation Unit value as of 12/31/97....................   $50.50     $47.08     $31.03     $28.93     $20.02     $18.66
Number of units outstanding (in 000's) as of 12/31/97.....    2,249      4,166      1,090      2,007        266        405
                                                                         JANUARY 1, 1998 TO DECEMBER 31, 1998
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/98......................   $50.50     $47.08     $31.03     $28.93     $20.02     $18.66
Accumulation Unit value as of 12/31/98....................   $63.13     $58.57     $33.44     $31.02     $20.80     $19.29
Number of units outstanding (in 000's) as of 12/31/98.....    1,934      3,643        932      1,700        212        345
                                                                         JANUARY 1, 1999 TO DECEMBER 31, 1999
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/99......................   $63.13     $58.57     $33.44     $31.02     $20.80     $19.29
Accumulation Unit value as of 12/31/99....................   $81.03     $74.80     $32.52     $30.02     $21.53     $19.88
Number of units outstanding (in 000's) as of 12/31/99.....    1,555      3,171        836      1,454        162        299

                                                                         JANUARY 1, 2000 TO DECEMBER 31, 2000
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/00......................   $81.03     $74.80     $32.52     $30.02     $21.53     $19.88
Accumulation Unit value as of 12/31/00....................   $77.35     $71.05     $35.27     $32.39     $22.56     $20.72
Number of units outstanding (in 000's) as of 12/31/00.....    1,294      2,781        531      1,172        126        236
                                                                         JANUARY 1, 2001 TO DECEMBER 31, 2001
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/01......................   $77.35     $71.05     $35.27     $32.39     $22.56     $20.72
Accumulation Unit value as of 12/31/01....................   $63.34     $57.88     $38.06     $34.78     $23.13     $21.14
Number of units outstanding (in 000's) as of 12/31/01.....    1,070      2,502        478      1,082        119        209
                                                                         JANUARY 1, 2002 TO DECEMBER 31, 2002
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/02......................   $63.34     $57.88     $38.06     $34.78     $23.13     $21.14
Accumulation Unit value as of 12/31/02....................   $47.38     $43.08     $41.15     $37.42     $23.15     $21.06
Number of units outstanding (in 000's) as of 12/31/02.....      886      2,252        420      1,006         99        196
                                                                         JANUARY 1, 2003 TO DECEMBER 31, 2003
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/03......................   $47.38     $43.08     $41.15     $37.42     $23.15     $21.06
Accumulation Unit value as of 12/31/03....................   $59.13     $53.50     $42.48     $38.43     $23.02     $20.83
Number of units outstanding (in 000's) as of 12/31/03.....      782      2,090        372        940         84        177
                                                                         JANUARY 1, 2004 TO DECEMBER 31, 2004
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/04......................   $59.13     $53.50     $42.48     $38.43     $23.02     $20.83
Accumulation Unit value as of 12/31/04....................   $64.76     $58.30     $43.67     $39.31     $22.92     $20.64
Number of units outstanding (in 000's) as of 12/31/04.....      690      1,911        335        844         71        139

                         NYLIAC MFA SEPARATE ACCOUNT II
                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, included in the Statement of Additional Information. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 1999 and for the years in the period then ended, where applicable, are derived from financial statements not included elsewhere herein. Values and units shown are for full year periods beginning January 1 except where indicated.

                                                                         JANUARY 1, 1995 TO DECEMBER 31, 1995
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/95......................   $25.72     $24.34     $24.43     $23.07     $17.81     $16.85
Accumulation Unit value as of 12/31/95....................   $32.81     $30.90     $28.54     $26.82     $18.57     $17.48
Number of units outstanding (in 000's) as of 12/31/95.....    2,964        428      2,177        276        639         67
                                                                         JANUARY 1, 1996 TO DECEMBER 31, 1996
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/96......................   $32.81     $30.90     $28.54     $26.82     $18.57     $17.48
Accumulation Unit value as of 12/31/96....................   $40.34     $37.80     $28.76     $26.89     $19.26     $18.05
Number of units outstanding (in 000's) as of 12/31/96.....    2,844        395      1,809        238        393         52

                                                                         JANUARY 1, 1997 TO DECEMBER 31, 1997
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/97......................   $40.34     $37.80     $28.76     $26.89     $19.26     $18.05
Accumulation Unit value as of 12/31/97....................   $50.50     $47.08     $31.15     $28.98     $20.02     $18.66
Number of units outstanding (in 000's) as of 12/31/97.....    2,638        368      1,514        203        340         41

                                                                         JANUARY 1, 1998 TO DECEMBER 31, 1998
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/98......................   $50.50     $47.08     $31.15     $28.98     $20.02     $18.66
Accumulation Unit value as of 12/31/98....................   $63.13     $58.57     $33.57     $31.07     $20.80     $19.29
Number of units outstanding (in 000's) as of 12/31/98.....    2,356        327      1,321        177        306         44

                                                                         JANUARY 1, 1999 TO DECEMBER 31, 1999
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/99......................   $63.13     $58.57     $33.57     $31.07     $20.80     $19.29
Accumulation Unit value as of 12/31/99....................   $81.03     $74.80     $32.64     $30.06     $21.53     $19.88
Number of units outstanding (in 000's) as of 12/31/99.....    1,831        296      1,456        160        264         42
                                                                         JANUARY 1, 2000 TO DECEMBER 31, 2000
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/00......................   $81.03     $74.80     $32.64     $30.06     $21.53     $19.88
Accumulation Unit value as of 12/31/00....................   $77.35     $71.05     $35.40     $32.44     $22.56     $20.72
Number of units outstanding (in 000's) as of 12/31/00.....    1,628        273        884        130        216         26
                                                                         JANUARY 1, 2001 TO DECEMBER 31, 2001
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/01......................   $77.35     $71.05     $35.40     $32.44     $22.56     $20.72
Accumulation Unit value as of 12/31/01....................   $63.34     $57.88     $38.20     $34.84     $23.13     $21.14
Number of units outstanding (in 000's) as of 12/31/01.....    1,324        256        803        115        179         23
                                                                         JANUARY 1, 2002 TO DECEMBER 31, 2002
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/02......................   $63.34     $57.88     $38.20     $34.84     $23.13     $21.14
Accumulation Unit value as of 12/31/02....................   $47.38     $43.08     $41.31     $37.48     $23.15     $21.06
Number of units outstanding (in 000's) as of 12/31/02.....    1,100        239        728        106        135         28
                                                                         JANUARY 1, 2003 TO DECEMBER 31, 2003
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/03......................   $47.38     $43.08     $41.31     $37.48     $23.15     $21.06
Accumulation Unit value as of 12/31/03....................   $59.13     $53.50     $42.64     $38.49     $23.02     $20.83
Number of units outstanding (in 000's) as of 12/31/03.....      992        224        653         99        103         17
                                                                         JANUARY 1, 2004 TO DECEMBER 31, 2004
                                                            ---------------------------------------------------------------
                                                                MAINSTAY VP
                                                               COMMON STOCK-          MAINSTAY VP           MAINSTAY VP
                                                               INITIAL CLASS      BOND-INITIAL CLASS      CASH MANAGEMENT
                                                            -------------------   -------------------   -------------------
                                                             SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                                            PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                                            POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                                            --------   --------   --------   --------   --------   --------
Accumulation Unit value as of 1/1/04......................   $59.13     $53.50     $42.64     $38.49     $23.02     $20.83
Accumulation Unit value as of 12/31/04....................   $64.76     $58.30     $43.83     $39.37     $22.92     $20.64
Number of units outstanding (in 000's) as of 12/31/04.....      906        208        553         92         79         15

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                           AND THE SEPARATE ACCOUNTS

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $65.8 billion at the end of 2004. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNTS

     Each of the Separate Accounts was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Accounts.

     Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of each Separate Account is credited to or charged against the assets of that Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of both the investment performance of the Fixed Account and any other separate account of NYLIAC.

     Each of the Separate Accounts consists of three Investment Divisions for flexible premium policies and three for single premium policies. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the Fund. The Eligible Portfolios are MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Fund's shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding". Although We do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various contracts participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC), in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. The amounts We receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios, along with their investment advisers, are listed in the following table:


FUND                             INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
MainStay VP Series Fund, Inc.    New York Life Investment            MainStay VP Cash Management;
                                 Management LLC                      MainStay VP Common Stock;
                                                                     MainStay VP Bond
                                 Subadviser: Mackay Shields LLC

     Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. You should read the Fund prospectus before any decision is made concerning the allocation of purchase payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment, or, if We believe, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change. This does not prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

     We may establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. We may establish new Investment Divisions, in Our sole discretion, due to marketing, tax, investment or other conditions. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if, in Our sole discretion, marketing, tax, investment or other conditions so warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The policies are variable. This means that to the extent amounts under the policies are allocated to the Investment Divisions, the policy's value will fluctuate based on the performance of the Investment Divisions you select. NYLIAC does not guarantee the performance of the Separate Accounts or of the Eligible Portfolios, and you bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We provide no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts you allocate to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Eligible Portfolio.

     We designed the policies described in this prospectus primarily to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one, other than those described below, who purchases a policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as "Non-Qualified Policies."

     The second type of purchaser is one who is eligible to participate in, and purchases a policy for use with, any one of the following:

        (1) pension, profit sharing, or annuity plans qualified under Section 401 of the Code:

        (2) annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code;

        (3) individual retirement annuities ("IRAs") meeting the requirements of
            Section 408(b) or 408(k) of the Code; or

        (4) deferred compensation plans with respect to service for state and local governments (and certain other entities), under Section 457 of the Code.

     We refer to policies purchased by these individuals for use with these plans as "Qualified Policies." (See "Federal Tax Matters")

     Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your Registered Representative or contact Us for specific information that may be applicable to your state.

     PURCHASE PAYMENTS

     For single premium policies, you can make up to four additional purchase payments in any Policy Year. Each additional purchase payment must be at least $2,000.

     For flexible premium policies, you can make purchase payments of at least $40 each at any time by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. Although you plan a schedule of purchase payments for Non-Qualified flexible premium policies, you can make purchase payments at any time before the date Income Payments are scheduled to begin and while the Annuitant and the policyowner are living. You can increase or decrease your purchase payments at any time as long as the total amount of purchase payments for any Policy Year (excluding any amounts for riders), are not more than the greater of: (a) twice the purchase payments scheduled to be paid in the first Policy Year or (b) $7,500. However, you may not schedule total purchase payments for the first Policy Year that exceed $4,999.

     For Qualified Policies, the purchase payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan as indicated in the application for the policy. We reserve the right to limit the dollar amount of any purchase payment.

     If We do not receive purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, then We may, in Our sole discretion, subject to any applicable state insurance law or regulation, cancel the policy. If We terminate your policy, We will pay you the policy's value in one lump sum. (See "Cancellations")

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until you notify Us to reinstate it, and We agree.

     TOTAL DISABILITY BENEFIT RIDER

     If you applied for and have a Total Disability Benefit Rider included in, and in force under, your flexible premium policy, We will credit a benefit amount as a purchase payment for your policy when you provide proof to Us that the Annuitant has been totally disabled for at least 6 consecutive months. We will not credit benefit amounts to the policy after Income Payments begin or, if earlier, after the Policy Anniversary on which the Annuitant is age 65. Currently, We are not offering this rider and the information here and in the Statement of Additional Information relates only to existing riders.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the same Separate Account or to the Fixed Account, without charge at least 30 days before Income Payments are scheduled to begin. The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of:

          (i) $1,000 for single premium policies or $500 for flexible premium policies or

          (ii) the total value of the Accumulation Units in the Investment Division.

     The remaining Accumulation Units in the Investment Division must have a value of at least $100. If the value of the remaining Accumulation Units in an Investment Division would be less than $100 after you make a transfer, We will transfer the entire value unless We determine otherwise. We limit the number of transfers to four in any one Policy Year. Transfers into the Fixed Account may be subject to restrictions.

     Depending on state requirements, you may also make transfers from the Fixed Account to the Investment Divisions in certain situations. (See "The Fixed Account")

     Transfer requests must be in writing on a form We provide. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which We receive the transfer request. (See "Delay of Payments".) Faxed requests are not acceptable and will not be honored at anytime.

     (a) Limits on Transfers

     POTENTIALLY HARMFUL TRANSFERS--This policy is not intended as a vehicle for market timing. Currently, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight courier and We limit the number of transfers to no more than four in any one policy year. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THESE LIMITATIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

     We apply Our limits on transfers procedures to all Policyowners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectus for more details on the Fund portfolios' ability to refuse or restrict purchases or redemptions of their shares.

     RISKS ASSOCIATED WITH POTENTIALLY HARMFUL TRANSFERS--The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that these procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     - We do not currently impose redemption fees on transfers or expressly limit the size of transfers in a given period. Redemption fees, transfer size limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

     - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     - (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectus for the underlying Fund portfolios, in effect at the time of any trade, describes any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

     - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

      (1) an adverse effect on portfolio management, such as:

        (a) impeding a portfolio manager's ability to sustain an investment objective;

        (b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

        (c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

      (2) increased administrative and Fund brokerage expenses.

      (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     ACCUMULATION PERIOD

     (a) Crediting of purchase payments

     You can allocate a portion of each purchase payment to one or more Allocation Alternatives in whole number percentages, except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies. The minimum amount that you may allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

     We credit that portion of each purchase payment you allocate to an Investment Division to the policy in the form of Accumulation Units. We determine the number of Accumulation Units credited to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day We receive the purchase payment. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" for a description of interest credited thereto.)

     (b) Valuation of Accumulation Units

     We expect the value of Accumulation Units to increase or decrease from one day to the next. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

     POLICYOWNER INQUIRIES

     Your inquiries should be addressed to the Service Center that services your policy. (See Question 17) Faxed requests are not acceptable and will not be honored at anytime.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from purchase payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to certain Income Payment options.

     If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, We deduct surrender charges from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, We deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

     For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

              POLICY YEAR OF PURCHASE PAYMENT                 SURRENDER CHARGE
              -------------------------------                 ----------------
1...........................................................         7%
2...........................................................         6%
3...........................................................         5%
4...........................................................         4%
5...........................................................         3%
6...........................................................         2%
7...........................................................         1%
8 and later.................................................         0%

     Under a single premium policy, for purposes of calculating the surrender charge, We treat withdrawals as coming from the value attributable to the oldest purchase payment first (on a first-in, first-out basis). Therefore, surrender charges may apply to any earnings on those purchase payments.

     For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge then declines 1% for each Policy Year until the tenth Policy Year so that there is no charge after the tenth Policy Year, as shown in the following chart:

                        POLICY YEAR                           SURRENDER CHARGE
                        -----------                           ----------------
1-4.........................................................         7%
  5.........................................................         6%
  6.........................................................         5%
  7.........................................................         4%
  8.........................................................         3%
  9.........................................................         2%
 10.........................................................         1%
 11 and later...............................................         0%

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) under a single premium policy, on amounts you withdraw in any one Policy Year which do not exceed 10% of the policy's value at the beginning of that Policy Year (the amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Investment Division) (See "The Fixed Account");

          (b) when you make a withdrawal or surrender of at least $2,000 and the entire amount is applied under certain Income Payment options in the policy (however, if within seven years after the Policy Date, in the case of single premium policies, or ten years after the Policy Date, in the case of flexible premium policies, any unpaid amount applied under such Income Payment option is withdrawn, a surrender charge will be applied to the amount withdrawn) (See "Income Payments");

          (c) if NYLIAC cancels the policy;

          (d) when We pay proceeds upon the death of the policyowner or the Annuitant; and

          (e) if the aggregate surrender charges under a policy will exceed 8.5% of the total purchase payments.

In addition, We will not assess a surrender charge to withdrawals from the Fixed Account in situations described under "The Fixed Account".

     OTHER CHARGES

     (a) Mortality and Expense Risk Charges

     Prior to the date Income Payments are scheduled to begin, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the applicable Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charges are more than sufficient, We will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services.

     (b) Administrative Fee

     Prior to the date Income Payments are scheduled to begin for flexible premium policies, We impose an administrative fee to cover the cost of providing policy administrative services. This charge is equal, on an annual basis, to 0.50% of the average daily net asset value of the applicable Separate Account. This charge is intended to offset the additional administrative service expenses of flexible premium policies, including: (i) processing changes in future purchase payment allocations, (ii) providing purchase payment histories and the appropriate unit valuations associated with those purchase payments and (iii) providing policyowners with the more extensive annual notices and other notices required for many flexible premium policies. Larger flexible premium policies may bear a portion of the cost of administering smaller flexible premium policies because the charge deducted for administrative expenses is a percentage of net asset value.

     (c) Policy Service Charge

     For flexible premium policies, We deduct an annual policy service charge each Policy Year on the Policy Anniversary if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the policy's value on the Policy Anniversary. This charge covers the costs for providing services under the policy such as collecting, processing and confirming purchase payments and establishing and maintaining the available methods of payment.

     (d) Fund Charges

     The value of the assets of the Separate Accounts will indirectly reflect the Fund's total fees and expenses. The Fund's total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the Fund's prospectus and/or SAI.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) when Income Payments begin. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     We may in the future seek to amend the policies to deduct premium taxes when a purchase payment is received.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "Federal Tax Matters") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Accounts. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the policy's value, at any time before Income Payments begin and while the Annuitant is living, by sending a written request to NYLIAC. The amount available for withdrawal is the policy's value on the Business Day on which We receive the surrender or withdrawal request (except in the case of periodic partial withdrawals, for which the amount available for withdrawal is the policy's value on the established periodic partial withdrawal request date), less any surrender charges, any applicable policy fee and any taxes required by law to be deducted. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), in connection with a withdrawal request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See "Delay of Payments")

     Since you assume the investment risk with respect to amounts allocated to the Separate Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals), may be more or less than the total purchase payments made.

     Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General")

     (a) Surrenders

     We will deduct a surrender charge and any premium tax required by law, if applicable, from the amount paid. We will pay the proceeds to you in a lump sum unless you elect a different Income Payment method. (See "Income Payments".)

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with your request.

     If a requested partial withdrawal is greater than the value in the Allocation Alternative from which you make the withdrawal, We will pay the entire value of that Allocation Alternative, less any surrender charge that may apply. You must tell Us how to allocate a partial withdrawal among the Allocation Alternatives.

     (c) Periodic Partial Withdrawals

     You may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See "Charges and Deductions")

     Our confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of money in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, We will send out a check for less than the scheduled amount and will cease future payments until We receive new instructions designating new Allocation Alternatives from which We can make the withdrawal.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "hardship withdrawals." The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For single premium policies, the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other withdrawals which were not subject to a surrender charge in that Policy Year, exceed 10% of the policy's value.

     CANCELLATIONS

     If We do not receive any purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy's value, are less than $2,000, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation.

     Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel single premium policies that have a policy value of less than $2,000. We may pay the policy's value to you in one lump sum.

     We will notify you in your annual report of Our intention to exercise these rights on the 90th day following that Policy Anniversary, unless an additional purchase payment is received before the end of that 90-day period. If such a cancellation occurs, We will pay you the policy's value in one lump sum.

     RETIREMENT DATE

     The Retirement Date is the day that Income Payments are scheduled to begin unless you surrender the policy or We pay an amount as proceeds to the designated Beneficiary prior to that date. You specify the Retirement Date. You may defer the Retirement Date to any Policy Anniversary before the Annuitant will be age 75 or to a later date agreed to by NYLIAC, provided that We receive written notice of the request at least one month before the last selected Retirement Date. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE RETIREMENT DATE

     If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date), dies prior to the Retirement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

          (a) the sum of all purchase payments, less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or

          (b) the policy's value.

     This formula guarantees that the amount paid will at least equal the sum of all purchase payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders). The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options.

     If the policyowner of a policy issued after January 18, 1985 dies before the Retirement Date, the policy will no longer be in force and We will pay as proceeds to the Beneficiary an amount which is the greater of "(a)" or "(b)" as they are described above. Payment will be made in a lump sum to the Beneficiary unless the policyowner has elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, all or part of these proceeds will be:

          (i) applied under options 1A or 1B. (See "Income Payments") However, We will pay any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the policyowner's death in one lump sum to the Beneficiary; or

          (ii) used to purchase an immediate annuity for the Beneficiary who will be the policyowner and Annuitant.

     Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner's death (as determined for federal tax purposes), and must begin within one year after the policyowner's death.

     We determine the value of the proceeds at the end of the Business Day during which death occurs.

     For policies issued after January 18, 1985, if (a) the policyowner and the Annuitant are not the same person and the policyowner's spouse is the Beneficiary, or (b) the policyowner and the Annuitant are the same individual and the policyowner's spouse is the Beneficiary and the Contingent Annuitant, We will pay the proceeds to the surviving spouse if the policyowner dies before the Retirement Date or the surviving spouse can continue the policy as the new policyowner. Generally, We will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and We will pay benefits under the policy upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General")

     If the Annuitant and Joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     You may select Income Payments that are fixed. At any time before the Retirement Date, you may change the Income Payment option or request any other method of payment We agree to. If an Income Payment option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, We may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

     In the event that an Income Payment option is not selected, We will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed even if the Annuitant dies sooner) in accordance with Income Payment option 3A and the "Annuity Benefit" section of the policy.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total purchase payments if the Annuitant dies before the actuarially predicted date of death.

     For Income Payment options not involving life contingencies (options 1A, 1B, 2A, 2B or 2A-V below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See "Other Charges")

     (b) Fixed Income Payments

     You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

          1A. Interest Accumulation. NYLIAC credits interest (at least 3.5% per year) on the money remaining under this Income Payment option. You can withdraw this amount at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

          1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3% per year), every 3 months or 6 months, or once each year, as chosen, based on the money remaining under this Income Payment option.

          2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

          2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interest have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3.5% on the money remaining under the Income Payment option.

          3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the payee dies sooner.

          3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the payee dies sooner.

          3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     (c) Other Methods of Payment

     If NYLIAC agrees, you (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

     A payee receiving payments under Income Payment options 1A, 1B, 2A or 2B may later elect (with NYLIAC's permission) to have any unpaid amount placed under another method of payment.

     If a payee dies on or after the Retirement Date, We will pay any unpaid policy proceeds under the method of payment being used as of the date of the payee's death. (For certain restrictions on methods of payment, see "Federal Tax Matters")

     (d) Proof of Survivorship

     We may require satisfactory proof of survival, from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled benefit payment date.

DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions from the Separate Account to the Fixed Account during any period that:

          (a) The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists;

          (b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

          (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amount due from the Fixed Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     Before the date Income Payments are scheduled to begin and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. You may name one or more Beneficiaries. If prior to the date Income Payments are scheduled to begin, (a) the Annuitant dies before you and (b) no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate.

     However, if the policyowner who is not the Annuitant dies before Income Payments begin, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the policyowner's estate.

     RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon:

     (1) termination of employment in the Texas public institutions of higher education,

     (2) retirement, or

     (3) death.

     Accordingly, We will require a participant in the ORP (or the participant's estate if the participant has died) to obtain a certificate of termination from the employer before the policy is surrendered.

     RESTRICTIONS UNDER CODE SECTION 403(B)(11)

     An employee may not begin distributions attributable to salary reduction contributions, including the earnings on these contributions, made in years beginning after December 31, 1988 before the employee attains age of 59 1/2, has a severance from employment, dies or becomes disabled. An employee also may not begin distributions attributable to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989 if the employee is under age 59 1/2, has a severance from employment, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% penalty tax as a premature distribution.

     Under the terms of your plan you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

                               THE FIXED ACCOUNT

     The Fixed Account includes all of NYLIAC's assets except those assets allocated to the Separate Accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the Fixed Account. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

     (b) Surrender Charges

     We may apply surrender charges to withdrawals from the Fixed Account. (See "Surrender Charges") In addition to the "Exceptions to Surrender Charges", subject to any applicable state insurance law or regulation, We will not impose a surrender charge on any amount withdrawn from the Fixed Account if: (a) on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and (b) you withdraw part or all of that amount allocated to the Fixed Account within 60 days after that Policy Anniversary. (For single premium policies, We make this determination independently for each additional purchase payment or portion of each additional purchase payment transferred to the Fixed Account on the anniversary of each such purchase payment; for flexible premium policies, We reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)

     (c) Transfers to Investment Divisions

     Depending on state filing and review processes, We may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the date Income Payments are scheduled to begin, subject to the following conditions.

          1. You may transfer an amount from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and you make a transfer request within 60 days after that Policy Anniversary. There is no minimum transfer requirements under this condition.

          2. For single premium policies, during the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed, you may transfer up to 10% of the policy's value at the beginning of the Policy Year Divisions. However, the amount you transfer will reduce, by an equivalent amount, the total amount that you may withdraw during that Policy Year from the policy's value under the first exception to the imposition of surrender charges described under "Exceptions to Surrender Charges". In addition, any amount you withdraw during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that you may transfer from the Fixed Account under this condition.

          3. For flexible premium policies, except as stated in (c)1 above, We do not permit transfers from the Fixed Account during the first ten Policy Years.

          4. For single premium policies, We permit transfers of at least the minimum amount after the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed. For flexible premium policies, We permit transfers of at least the minimum amount after the first ten Policy Years. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of: (i) $1,000 for single premium policies or $500 for flexible premium policies or (ii) the value of the Fixed Account attributed to that purchase payment for single premium policies or the total value of the Fixed Account for flexible premium policies. Additionally, for flexible premium policies, the remaining value in the Fixed Account must be at least $100. If, after a transfer, the remaining value in the Fixed Account would be less than $100, We may include that amount in the transfer.

     For both single and flexible premium policies, We reserve the right to limit the total number of transfers to no more than four in any one Policy Year. We also reserve the right to limit the dollar amount of any transfers. (See "Transfers")

     You must make transfer requests in writing on a form NYLIAC provides.

     (d) General Matters

     We may delay payments of any amount due from the Fixed Account. See the policy itself for details and a description of the Fixed Account.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals), or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner's Accumulation Value over the policyowner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from TSAs.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. The IRS has not issued any official guidance as to the manner in which a loss on the surrender of an annuity policy may be reported for income tax purposes, including whether it must be treated as a miscellaneous itemized deduction.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policyowner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates), to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations), that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should contact a tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

          (a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a Broker-Dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by Registered Representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a Broker-Dealer that is an affiliate of NYLIFE Distributors. Your Registered Representative is also a licensed insurance agent with New York Life. He or she is qualified to offer many forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities Registered Representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     Your Registered Representative will receive compensation for selling you this policy or any other investment product. The amount of compensation received by your Registered Representative will vary depending on the policy that he or she sells and on sales production goals.

     The maximum commission paid to Broker-Dealers who have entered into dealer agreements with NYLIFE Distributors is 3.5% of all premiums received. The total commissions paid for Facilitator(R) multi-funded retirement annuity policies during the fiscal years ended December 31, 2004, 2003 and 2002 were $242,651, $246,014 and $258,014, respectively. NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.

     New York Life also has other compensation programs where Registered Representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities Registered Representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents, and sales.

     NYLIFE Securities Registered Representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, New York Life sponsors recognition programs, qualification for which depends on the sale of products manufactured and issued by New York Life or its affiliates.

                                 VOTING RIGHTS

     The Fund is not required and typically does not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in policyowners having a lesser role in governing the business of the Fund.

     To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws is amended, or if its present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

     The number of votes which are available to you will be calculated separately for each Investment Division. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the date Income Payments are scheduled to begin, you hold a voting interest in each Investment Division to which you have money allocated. The number of votes which are available to you will be determined by dividing the policy's value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     After the date Income Payments are scheduled to begin, the person receiving Variable Income Payments has the voting interest. The number of votes will be determined by dividing the reserve for such policy allocated to a MainStay VP Common Stock-Initial Class Investment Division by the net asset value per share of the MainStay VP Common Stock-Initial Class Portfolio. The votes attributable to a policy decrease as the reserves allocated to a MainStay VP Common Stock-Initial Class Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date established by the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

     If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information ("SAI") is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for the SAI:

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Total Disability Benefit Rider............................    2
  Valuation of Accumulation/Units...........................    2
  Contingent Annuitant......................................    3
INVESTMENT PERFORMANCE CALCULATIONS.........................    3
  MainStay VP Cash Management Investment Division...........    3
  MainStay VP Bond-Initial Class Investment Division
     Yields.................................................    4
  MainStay VP Bond-Initial Class and MainStay VP Common
     Stock-Initial Class Standard Total Return
     Calculations...........................................    4
  Other Performance Data....................................    5
MAINSTAY VP SERIES FUND, INC. ..............................    6
ANNUITY PAYMENTS............................................    6
GENERAL MATTERS.............................................    6
FEDERAL TAX MATTERS.........................................    7
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    7
  Tax Status of the Policies................................    7
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    8
LEGAL PROCEEDINGS...........................................    8
FINANCIAL STATEMENTS........................................    8
OTHER INFORMATION...........................................    9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

--------------------------------------------------------------------------------

To obtain a Facilitator SAI dated May 1, 2005, please call or send in this request form to the Service Center that services your policy.

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                       State                       Zip

The Facilitator:
A retirement annuity
for dynamic financial times
YOUR  STATEMENT  OF
ADDITIONAL  INFORMATION

                                     (LOGO)

                         NYLIAC MFA SEPARATE ACCOUNT I

                         NYLIAC MFA SEPARATE ACCOUNT II
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE

                                FACILITATOR(R)*
                    MULTI-FUNDED RETIREMENT ANNUITY POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                                  MAY 1, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current Facilitator prospectus. You should read the SAI in conjunction with the current Facilitator prospectus, dated May 1, 2005. You may obtain a copy of the prospectus by calling or writing NYLIAC at the Service Center that services your policy. Terms used but not defined in the SAI have the same meaning as in the current Facilitator prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Total Disability Benefit Rider.........................    2
     Valuation of Accumulation Units........................    2
     Contingent Annuitant...................................    3
INVESTMENT PERFORMANCE CALCULATIONS.........................    3
     MainStay VP Cash Management Investment Division........    3
     MainStay VP Bond-Initial Class Investment Division
      Yields................................................    4
     MainStay VP Bond-Initial Class and MainStay VP Common
      Stock-Initial Class Standard Total Return
      Calculations..........................................    4
     Other Performance Data.................................    5
MAINSTAY VP SERIES FUND, INC. ..............................    6
ANNUITY PAYMENTS............................................    6
GENERAL MATTERS.............................................    6
FEDERAL TAX MATTERS.........................................    7
     Taxation of New York Life Insurance and Annuity
      Corporation...........................................    7
     Tax Status of the Policies.............................    7
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    8
STATE REGULATION............................................    8
RECORDS AND REPORTS.........................................    8
LEGAL PROCEEDINGS...........................................    8
FINANCIAL STATEMENTS........................................    8
OTHER INFORMATION...........................................    9
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS............  F-1

* Facilitator(R) is NYLIAC's registered service mark for the policies and is not meant to connote performance.

                                  THE POLICIES

     The following provides additional information about the policies, to supplement the description in the prospectus.

     TOTAL DISABILITY BENEFIT RIDER

     As described in the prospectus, the Total Disability Benefit Rider credits benefit amounts as purchase payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the policy after Income Payments begin or, if earlier, the Policy Anniversary on which the Annuitant is age 65. The Annuitant is considered to be totally disabled if he or she is unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if he or she is unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities: (i) those that start prior to the Annuitant's fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

     The benefit amount for each month during a period of total disability will be determined as follows:

     (a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the basic plan premiums (purchase payments less premium amounts paid for riders), paid or credited within the 60 months before the disability began;

     (b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the basis plan premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;

     (c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled basic plan premiums for the first Policy Year divided by 12 or the total basic plan premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect.

     However, for a flexible premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a flexible premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See "Federal Tax Matters--Qualified Plans").

     For Non-Qualified Policies, only total disabilities of the Annuitant are covered. Previously, if the Contingent Annuitant became the Annuitant, the policyowner could apply to NYLIAC to have a new rider included in the policy to cover the Contingent Annuitant. New sales of the Total Disability Benefit Rider have been discontinued.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of each Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day ("Valuation Period"), is determined by the following formula:

                                   (a/b) - c

Where:(a) = the result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

               (2) the per share amount of any dividend or capital gain
                   distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

               (3) a charge or credit, if any, for taxes;

             (b) = the net result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

               (2) a charge or credit, if any, for taxes; and

            (c) = a factor representing the charges deducted from the applicable
                Investment Division on a daily basis. For flexible premium policies, the factor is equal, on an annual basis, to 1.75% of the daily net asset value of the Separate Accounts. For single premium policies, the factor is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Accounts.

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

     CONTINGENT ANNUITANT

     The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the "Primary Annuitant" before Income Payments begin if the policyowner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

     If prior to the date Income Payments begin, while the policyowner is still living, the Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not be paid to the Beneficiary at the death of the Primary Annuitant. Instead, the policy will continue in force and the proceeds will be paid upon the death of the Contingent Annuitant or upon the death of the policyowner if earlier. All policyowner rights and the benefits provided under the policy will continue during the lifetime of the Contingent Annuitant, as provided in the policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See "Total Disability Benefit Rider"). After the policy is issued, the Contingent Annuitant may be deleted but not changed.

     The named Contingent Annuitant will be considered deleted if a policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the policies do not provide for the naming of Contingent Annuitants. (See "Federal Tax Matters").

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for flexible premium policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio of the Fund.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in a MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

     For the seven-day period ending December 31, 2004, the annualized yields for the single premium policies for the MainStay VP Cash Management Investment Division were -0.01% for NYLIAC MFA Separate Account I and -0.01% for NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -0.51% for NYLIAC MFA Separate Account I and -0.51% for NYLIAC MFA Separate Account II.

     For the seven-day period ending December 31, 2004, the effective yield for the single premium policies for the MainStay VP Cash Management Investment Division was -0.01% for NYLIAC MFA Separate Accounts I and II. For the same period, the effective yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -0.51% for NYLIAC MFA Separate Account I and -0.51% for NYLIAC MFA Separate Account II.

     MAINSTAY VP BOND-INITIAL CLASS INVESTMENT DIVISION YIELDS

     NYLIAC may from time to time disclose the current annualized yield of the MainStay VP Bond-Initial Class Investment Division for 30-day periods. The annualized yield of a MainStay VP Bond-Initial Class Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                           YIELD = 2((a-b/cd+1)(6)-1)

Where:  a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Bond-Initial Class Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all policyowner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the policy was issued.

     Because of these charges and deductions the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Bond-Initial Class Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Bond-Initial Class Portfolio of the Fund, and its operating expenses.

     For the 30-day period ended December 31, 2004, the annualized yields for the MainStay VP Bond-Initial Class Investment Divisions were 3.41% and 2.91% respectively, for single premium policies and flexible premium policies.

     MAINSTAY VP BOND-INITIAL CLASS AND MAINSTAY VP COMMON STOCK-INITIAL CLASS STANDARD TOTAL RETURN CALCULATIONS

     NYLIAC may from time to time also calculate average annual total returns for one or more of the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Divisions for various periods of time. We compute the average annual total return by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P  =    a hypothetical initial payment of $1,000

       T  =    average annual total return

       n  =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment
               made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or
               fractional portion thereof).

All recurring fees that are charged to all policyowner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

     For the one, five and ten year periods ending December 31, 2004, and the period from January 23, 1984 to December 31, 2004, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were -4.40%, 5.43%, 6.04% and 7.16%, respectively, for NYLIAC MFA Separate Account I, and -4.40%, 5.43%, 6.04% and 7.19%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were -4.88%, 4.25%, 5.41% and 6.63%, respectively, for NYLIAC MFA Separate Account I, and -4.88%, 4.25%, 5.41% and 6.64%, respectively, for NYLIAC MFA Separate Account II.

     For the one, five and ten year periods ending December 31, 2004, and the period from January 23, 1984 to December 31, 2004, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 1.85%, -4.96%, 9.71% and 9.44%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 1.35%, -6.03%, 9.06% and 8.89%, respectively, for NYLIAC MFA Separate Account I.

     For the one, five and ten year periods ending December 31, 2004, and the period from January 18, 1985 to December 31, 2004, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 1.85%, -4.96%, 9.71% and 9.44%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 1.35%, -6.03%, 9.06% and 8.89%, respectively, for NYLIAC MFA Separate Account II.

     OTHER PERFORMANCE DATA

     NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge will not be reflected.

     Using the non-standard format, for the one, five and ten year periods ending December 31, 2004, and the period from January 23, 1984 to December 31, 2004, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were 2.80%, 6.07%, 6.04% and 7.16%, respectively, for NYLIAC MFA Separate Account I, and 2.80%, 6.07%, 6.04% and 7.19%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were 2.28%, 5.54%, 5.51% and 6.63%, respectively, for NYLIAC MFA Separate Account I, and 2.28%, 5.54%, 5.51% and 6.64%, respectively, for NYLIAC MFA Separate Account II.

     For the one, five and ten year periods ending December 31, 2004, and the period from January 23, 1984 to December 31, 2004, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 9.52%, -4.38%, 9.71% and 9.41%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 8.97%, -4.86%, 9.17% and 8.86%, respectively, for NYLIAC MFA Separate Account I.

     For the one, five and ten year periods ending December 31, 2004, and the period from January 18, 1985 to December 31, 2004, respectively, the average annual total returns for the single premium policies for the

MainStay VP Common Stock-Initial Class Investment Division were 9.52%, -4.38%, 9.71% and 9.41%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 8.97%, -4.86%, 9.17% and 8.86%, respectively, for NYLIAC MFA Separate Account II.

     NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.

                                 CTR = ERV/P-1

     Where:  CTR  =    the cumulative total return net of an Investment Division
                       recurring charges for the period



             ERV  =    ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the one, five, or ten-year period, at the end of the one, five or ten-year period (or
                       fractional portion thereof)



               P  =    a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

                         MAINSTAY VP SERIES FUND, INC.

     The MainStay VP Series Fund, Inc. is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.

     The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR GENDER. If the Annuitant's stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the purchase payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Legal Developments Regarding Income Payments" at page 24 of the prospectus.)

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, a Non-Qualified Policy or any interest in it, may be assigned by the policyowner before Income Payments begin and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 28 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the policy as an annuity.

     INCONTESTABILITY. The policy will not be contested after it has been in force during the lifetime of the Annuitant for 2 years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Accounts are not entities separate from NYLIAC, and their operations form a part of NYLIAC, they will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Accounts are reinvested and are taken into account in determining a policy's value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax deductible reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Fund must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Accounts, through the Fund, intend to comply with the diversification requirements prescribed under Treasury Regulation Section 1.817-5, which affect how the Fund's assets may be invested. Although NYLIAC is affiliated with the Fund's investment advisers, it does not control the Fund or the Portfolios' investments.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a Separate Account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, We reserve the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Accounts or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts issued after January 18, 1985, contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after Income Payments begin and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner's death; and (b) if any policyowner dies before Income Payments begin, the entire interest in the policy must generally be distributed within 5 years after the policyowner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The owner's Beneficiary is the person to whom ownership of the policy passes by reason of death and must be a natural person. If the Beneficiary is the policyowner's surviving spouse, the policy may be continued with the surviving spouse as the new policyowner. If the owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-qualified Policies issued after January 18, 1985 contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued. Thus, no assurance can be given that the provisions contained in such policies issued after January 18, 1985 satisfy all such Code requirements. The provisions contained in Non-Qualified Policies issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special withholding rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to the assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. An annual statement is filed with the Delaware Commissioner of insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Accounts.

     In addition NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Accounts. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first policy year, reports containing such information as may be required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and quarterly statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How do I contact NYLIAC?"). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspect current transaction processing until a better address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2004 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2004 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                              FINANCIAL STATEMENTS

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in the Mainstay VP
    Series Fund, Inc., at net asset
    value...............................  $ 44,799,423   $111,920,067   $ 14,656,570   $ 33,341,921   $  1,635,265   $  2,890,702

LIABILITIES
  Liability to New York Life Insurance
    and
    Annuity Corporation for:
    Mortality and expense risk
      charges...........................       139,807        346,797         46,928        106,345          5,668          9,506
    Administrative charges..............            --        138,719             --         42,538             --          3,802
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Total net assets................  $ 44,659,616   $111,434,551   $ 14,609,642   $ 33,193,038   $  1,629,597   $  2,877,394
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 44,659,616   $111,434,551   $ 14,609,642   $ 33,193,038   $  1,629,597   $  2,877,394
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      64.76   $      58.30   $      43.67   $      39.31   $      22.92   $      20.64
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 51,840,228   $119,495,807   $ 14,403,831   $ 32,850,004   $  1,635,331   $  2,890,808
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    597,799   $  1,493,059   $    522,990   $  1,188,181   $     15,536   $     26,987
  Mortality and expense risk charges....      (547,278)    (1,349,525)      (187,137)      (431,652)       (23,344)       (40,988)
  Administrative charges................            --       (539,810)            --       (172,661)            --        (16,395)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......        50,521       (396,276)       335,853        583,868         (7,808)       (30,396)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....     6,618,429     12,232,882      2,149,031      4,527,066        676,970      1,257,993
  Cost of investments sold..............    (6,862,902)   (11,120,931)    (2,100,435)    (4,024,739)      (676,974)    (1,257,992)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (244,473)     1,111,951         48,596        502,327             (4)             1
  Realized gain distribution received...            --             --        157,214        357,175             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     4,161,595      8,572,030       (127,339)      (676,281)           (41)           (82)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     3,917,122      9,683,981         78,471        183,221            (45)           (81)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  3,967,643   $  9,287,705   $    414,324   $    767,089   $     (7,853)  $    (30,477)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004
and December 31, 2003

                                                                                        COMMON STOCK
                                                                                    INVESTMENT DIVISIONS
                                                              ----------------------------------------------------------------
                                                                     SINGLE PREMIUM                    FLEXIBLE PREMIUM
                                                                        POLICIES                           POLICIES
                                                              ----------------------------      ------------------------------
                                                                 2004             2003              2004              2003
                                                              ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)..........................    $    50,521      $   (93,244)     $   (396,276)     $   (699,892)
    Net realized gain (loss) on investments...............       (244,473)      (1,268,310)        1,111,951            29,545
    Realized gain distribution received...................             --               --                --                --
    Change in unrealized appreciation (depreciation) on
      investments.........................................      4,161,595       10,824,547         8,572,030        22,834,629
                                                              -----------      -----------      ------------      ------------
      Net increase (decrease) in net assets resulting from
        operations........................................      3,967,643        9,462,993         9,287,705        22,164,282
                                                              -----------      -----------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners, net of
      reversals...........................................        175,763          156,646         1,727,871         1,435,983
    Policyowners' surrenders..............................     (4,758,136)      (4,165,823)       (9,956,867)       (7,117,647)
    Policyowners' annuity and death benefits, net of
      reversals...........................................       (368,748)        (245,183)         (558,196)         (278,866)
    Net transfers from (to) Fixed Account.................       (365,276)        (756,664)       (1,087,051)       (1,179,601)
    Transfers between Investment Divisions................       (198,522)        (195,506)          232,651          (175,604)
                                                              -----------      -----------      ------------      ------------
      Net contributions and (withdrawals).................     (5,514,919)      (5,206,530)       (9,641,592)       (7,315,735)
                                                              -----------      -----------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account.............................         (6,854)         (22,659)          (23,378)          (75,688)
                                                              -----------      -----------      ------------      ------------
        Increase (decrease) in net assets.................     (1,554,130)       4,233,804          (377,265)       14,772,859
NET ASSETS:
    Beginning of year.....................................     46,213,746       41,979,942       111,811,816        97,038,957
                                                              -----------      -----------      ------------      ------------
    End of year...........................................    $44,659,616      $46,213,746      $111,434,551      $111,811,816
                                                              ===========      ===========      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES

                       BOND INVESTMENT                                        MONEY MARKET
                          DIVISIONS                                       INVESTMENT DIVISIONS
    -----------------------------------------------------   -------------------------------------------------
         SINGLE PREMIUM             FLEXIBLE PREMIUM            SINGLE PREMIUM           FLEXIBLE PREMIUM
            POLICIES                    POLICIES                   POLICIES                  POLICIES
    -------------------------   -------------------------   -----------------------   -----------------------
       2004          2003          2004          2003          2004         2003         2004         2003
    ---------------------------------------------------------------------------------------------------------
    $   335,853   $   444,063   $   583,868   $   838,007   $   (7,808)  $  (12,283)  $  (30,396)  $  (42,355)
         48,596         7,303       502,327       261,818           (4)          18            1           26
        157,214       388,717       357,175       889,389           --           --           --           --
       (127,339)     (310,825)     (676,281)     (990,888)         (41)        (120)         (82)        (215)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
        414,324       529,258       767,089       998,326       (7,853)     (12,385)     (30,477)     (42,544)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
        130,904        95,155       621,316       593,122       12,575       24,628      370,827      199,265
     (1,384,203)   (1,880,676)   (3,017,246)   (2,629,185)    (414,524)    (145,091)    (805,218)    (558,580)
        (86,048)     (120,810)      (89,188)      (64,963)      (3,995)      (6,582)      (4,553)      (4,095)
       (332,931)     (204,454)     (962,448)     (452,551)     (47,344)    (276,397)    (354,369)    (164,297)
         46,825       128,767      (251,984)       53,073      151,568       66,764       20,841      123,894
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,625,453)   (1,982,018)   (3,699,550)   (2,500,504)    (301,720)    (336,678)    (772,472)    (403,813)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
         (1,637)       (1,477)       (5,278)       (4,618)         (37)         (36)         (91)         (91)
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
     (1,212,766)   (1,454,237)   (2,937,739)   (1,506,796)    (309,610)    (349,099)    (803,040)    (446,448)
     15,822,408    17,276,645    36,130,777    37,637,573    1,939,207    2,288,306    3,680,434    4,126,882
    -----------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
    $14,609,642   $15,822,408   $33,193,038   $36,130,777   $1,629,597   $1,939,207   $2,877,394   $3,680,434
    ===========   ===========   ===========   ===========   ==========   ==========   ==========   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS
  Investment in the Mainstay VP
    Series Fund, Inc., at net asset
    value...............................  $ 58,844,537   $ 12,199,356   $ 24,312,460   $  3,654,639   $  1,821,105   $    302,172

LIABILITIES
  Liability to New York Life Insurance
    and Annuity Corporation for:
    Mortality and expense risk
      charges...........................       183,785         37,710         78,089         11,664          5,982          1,033
    Administrative charges..............            --         15,084             --          4,666             --            414
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 58,660,752   $ 12,146,562   $ 24,234,371   $  3,638,309   $  1,815,123   $    300,725
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 58,660,752   $ 12,146,562   $ 24,234,371   $  3,638,309   $  1,815,123   $    300,725
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      64.76   $      58.30   $      43.83   $      39.37   $      22.92   $      20.64
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 67,888,676   $ 13,278,221   $ 23,856,686   $  3,610,198   $  1,821,181   $    302,176
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    785,843   $    162,722   $    866,134   $    130,184   $     16,724   $      3,316
  Mortality and expense risk charges....      (714,391)      (145,225)      (322,188)       (46,035)       (25,353)        (5,076)
  Administrative charges................            --        (58,090)            --        (18,414)            --         (2,031)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......        71,452        (40,593)       543,946         65,735         (8,629)        (3,791)
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     6,539,648      1,725,555      4,837,784        468,164        915,191        601,487
  Cost of investments sold..............    (6,750,900)    (1,742,573)    (4,733,207)      (464,987)      (915,196)      (601,503)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................      (211,252)       (17,018)       104,577          3,177             (5)           (16)
  Realized gain distribution received...            --             --        260,365         39,134             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     5,346,535      1,047,424       (217,105)       (24,739)           (50)            14
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....     5,135,283      1,030,406        147,837         17,572            (55)            (2)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $  5,206,735   $    989,813   $    691,783   $     83,307   $     (8,684)  $     (3,793)
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004
and December 31, 2003

                                                                                         COMMON STOCK
                                                                                     INVESTMENT DIVISIONS
                                                                --------------------------------------------------------------
                                                                       SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                          POLICIES                          POLICIES
                                                                ----------------------------      ----------------------------
                                                                   2004             2003             2004             2003
                                                                --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................    $    71,452      $  (113,261)     $   (40,593)     $   (75,916)
    Net realized gain (loss) on investments.................       (211,252)      (1,565,604)         (17,018)        (100,466)
    Realized gain distribution received.....................             --               --               --               --
    Change in unrealized appreciation (depreciation) on
      investments...........................................      5,346,535       13,638,791        1,047,424        2,572,323
                                                                -----------      -----------      -----------      -----------
      Net increase (decrease) in net assets resulting from
        operations..........................................      5,206,735       11,959,926          989,813        2,395,941
                                                                -----------      -----------      -----------      -----------
  Contributions and (withdrawals):
    Payments received from policyowners, net of reversals...        178,207          211,604          135,117          115,700
    Policyowners' surrenders................................     (4,210,403)      (4,541,523)        (831,876)        (872,344)
    Policyowners' annuity and death benefits, net of
      reversals.............................................     (1,435,536)        (570,018)         (50,189)         (31,154)
    Net transfers from (to) Fixed Account...................        248,627         (482,661)        (128,733)         (65,982)
    Transfers between Investment Divisions..................         53,496          (18,896)          43,565          146,560
                                                                -----------      -----------      -----------      -----------
      Net contributions and (withdrawals)...................     (5,165,609)      (5,401,494)        (832,116)        (707,220)
                                                                -----------      -----------      -----------      -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained by
      the Separate Account..................................         (8,823)         (28,573)          (2,536)          (8,187)
                                                                -----------      -----------      -----------      -----------
        Increase (decrease) in net assets...................         32,303        6,529,859          155,161        1,680,534
NET ASSETS:
  Beginning of year.........................................     58,628,449       52,098,590       11,991,401       10,310,867
                                                                -----------      -----------      -----------      -----------
  End of year...............................................    $58,660,752      $58,628,449      $12,146,562      $11,991,401
                                                                ===========      ===========      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES

                       BOND INVESTMENT                                          MONEY MARKET
                          DIVISIONS                                         INVESTMENT DIVISIONS
    -----------------------------------------------------   -----------------------------------------------------
         SINGLE PREMIUM             FLEXIBLE PREMIUM             SINGLE PREMIUM             FLEXIBLE PREMIUM
            POLICIES                    POLICIES                    POLICIES                    POLICIES
    -------------------------   -------------------------   -------------------------   -------------------------
       2004          2003          2004          2003          2004          2003          2004          2003
    -------------------------------------------------------------------------------------------------------------
    $   543,946   $   778,064   $    65,735   $    88,984   $    (8,629)  $   (15,576)  $    (3,791)  $    (4,810)
        104,577       217,054         3,177        48,575            (5)           32           (16)           11
        260,365       684,755        39,134        93,922            --            --            --            --
       (217,105)     (747,422)      (24,739)     (125,568)          (50)         (160)           14           (31)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
        691,783       932,451        83,307       105,913        (8,684)      (15,704)       (3,793)       (4,830)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         63,519        79,147        53,063        48,181        54,599        10,001         5,259         6,365
     (2,741,588)   (1,883,547)     (190,219)     (225,676)     (397,014)     (327,733)      (25,297)      (50,206)
       (621,857)     (270,120)      (42,971)      (41,750)      (72,541)      (64,771)         (324)           --
       (857,524)   (1,240,555)      (64,000)       (3,189)     (243,044)     (188,676)      (11,906)      (61,490)
       (159,192)      173,875       (17,204)      (26,946)      104,270      (154,321)      (26,181)     (120,114)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (4,316,642)   (3,141,200)     (261,331)     (249,380)     (553,730)     (725,500)      (58,449)     (225,445)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         (2,793)       (2,625)         (565)         (484)          (40)          (47)          (11)          (11)
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (3,627,652)   (2,211,374)     (178,589)     (143,951)     (562,454)     (741,251)      (62,253)     (230,286)
     27,862,023    30,073,397     3,816,898     3,960,849     2,377,577     3,118,828       362,978       593,264
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $24,234,371   $27,862,023   $ 3,638,309   $ 3,816,898   $ 1,815,123   $ 2,377,577   $   300,725   $   362,978
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

    Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

    There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class (formerly known as, "MainStay VP Growth Equity Portfolio--Initial Class"), the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

    Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts:
An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 2004, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    2,183          5,455         1,101         2,505         1,635          2,891
Identified cost............................  $51,840       $119,496       $14,404       $32,850       $ 1,635       $  2,891
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    2,868            595         1,827           275         1,821            302
Identified cost............................  $67,889       $ 13,278       $23,857       $ 3,610       $ 1,821       $    302

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2004 were as follows:

                                                  COMMON STOCK                     BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS         INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             -----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE        SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM        PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES       POLICIES      POLICIES      POLICIES      POLICIES
                                             -------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $ 1,133       $  2,140       $ 1,012       $ 1,751       $   367       $    452
Proceeds from sales........................    6,618         12,233         2,149         4,527           677          1,258
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,426       $    848       $ 1,312       $   311       $   351       $    539
Proceeds from sales........................    6,540          1,726         4,838           468           915            601

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

    NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

    Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
The changes in units outstanding for the years ended December 31, 2004 and December 31, 2003 were as follows:

                                                                   COMMON STOCK INVESTMENT DIVISIONS
                                                                ----------------------------------------
                                                                 SINGLE PREMIUM        FLEXIBLE PREMIUM
                                                                    POLICIES               POLICIES
                                                                ----------------       -----------------
                                                                2004        2003       2004         2003
                                                                ----------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued................................................       2          4         35            32
Units redeemed..............................................     (94)       (108)      (214)        (194)
                                                                -----       ----       ----         ----
    Net increase (decrease).................................     (92)       (104)      (179)        (162)
                                                                =====       ====       ====         ====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued................................................       8          4          2             6
Units redeemed..............................................     (94)       (112)      (18)          (21)
                                                                -----       ----       ----         ----
    Net increase (decrease).................................     (86)       (108)      (16)          (15)
                                                                =====       ====       ====         ====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

         BOND INVESTMENT DIVISIONS         MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------   -----------------------------------
    SINGLE PREMIUM    FLEXIBLE PREMIUM    SINGLE PREMIUM    FLEXIBLE PREMIUM
       POLICIES           POLICIES           POLICIES           POLICIES
    ---------------   -----------------   ---------------   -----------------
     2004     2003     2004      2003      2004     2003     2004      2003
    -------------------------------------------------------------------------
        5        5       16        17         7        4       18        16
      (42)     (53)    (112)      (83)      (20)     (19)     (56)      (35)
    ------   ------   -------   -------   ------   ------   -------   -------
      (37)     (48)     (96)      (66)      (13)     (15)     (38)      (19)
    ======   ======   =======   =======   ======   ======   =======   =======
        2        6        1         1         7       --       --        --
     (102)     (81)      (8)       (8)      (31)     (32)      (2)      (11)
    ------   ------   -------   -------   ------   ------   -------   -------
     (100)     (75)      (7)       (7)      (24)     (32)      (2)      (11)
    ======   ======   =======   =======   ======   ======   =======   =======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------
The following table presents financial highlights for each Investment Division as of December 31, 2004, 2003, 2002, 2001 and 2000:

                                                                              SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS                               --------------------------------------------------------
                                                                  2004        2003        2002        2001        2000
                                                                --------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $ 44,660    $ 46,214    $ 41,980    $ 67,782    $100,094
Units Outstanding...........................................         690         782         886       1,070       1,294
Variable Accumulation Unit Value............................    $  64.76    $  59.13    $  47.38    $  63.34    $  77.35
Total Return................................................        9.5%       24.8%      (25.2%)     (18.1%)      (4.5%)
Investment Income Ratio.....................................        1.4%        1.0%        0.8%        0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 58,661    $ 58,628    $ 52,099    $ 83,882    $125,958
Units Outstanding...........................................         906         992       1,100       1,324       1,628
Variable Accumulation Unit Value............................    $  64.76    $  59.13    $  47.38    $  63.34    $  77.35
Total Return................................................        9.5%       24.8%      (25.2%)     (18.1%)      (4.5%)
Investment Income Ratio.....................................        1.4%        1.0%        0.8%        0.6%

                                                                             FLEXIBLE PREMIUM POLICIES (B)
                                                                --------------------------------------------------------
                                                                  2004        2003        2002        2001        2000
                                                                --------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $111,435    $111,812    $ 97,039    $144,797    $197,591
Units Outstanding...........................................       1,911       2,090       2,252       2,502       2,781
Variable Accumulation Unit Value............................    $  58.30    $  53.50    $  43.08    $  57.88    $  71.05
Total Return................................................        9.0%       24.2%      (25.6%)     (18.5%)      (5.0%)
Investment Income Ratio.....................................        1.4%        1.1%        0.9%        0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 12,147    $ 11,991    $ 10,311    $ 14,842    $ 19,395
Units Outstanding...........................................         208         224         239         256         273
Variable Accumulation Unit Value............................    $  58.30    $  53.50    $  43.08    $  57.88    $  71.05
Total Return................................................        9.0%       24.2%      (25.6%)     (18.5%)      (5.0%)
Investment Income Ratio.....................................        1.4%        1.0%        0.9%        0.7%

Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                            SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS                                       ---------------------------------------------------
                                                                 2004       2003       2002       2001       2000
                                                                ---------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $14,610    $15,822    $17,277    $18,196    $18,734
Units Outstanding...........................................        335        372        420        478        531
Variable Accumulation Unit Value............................    $ 43.67    $ 42.48    $ 41.15    $ 38.06    $ 35.27
Total Return................................................       2.8%       3.2%       8.1%       7.9%       8.5%
Investment Income Ratio.....................................       3.5%       3.9%       4.2%       4.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $24,234    $27,862    $30,073    $30,677    $31,279
Units Outstanding...........................................        553        653        728        803        884
Variable Accumulation Unit Value............................    $ 43.83    $ 42.64    $ 41.31    $ 38.20    $ 35.40
Total Return................................................       2.8%       3.2%       8.1%       7.9%       8.5%
Investment Income Ratio.....................................       3.4%       3.9%       4.3%       4.6%

                                                                           FLEXIBLE PREMIUM POLICIES (B)
                                                                ---------------------------------------------------
                                                                 2004       2003       2002       2001       2000
                                                                ---------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $33,193    $36,131    $37,638    $37,628    $37,963
Units Outstanding...........................................        844        940      1,006      1,082      1,172
Variable Accumulation Unit Value............................    $ 39.31    $ 38.43    $ 37.42    $ 34.78    $ 32.39
Total Return................................................       2.3%       2.7%       7.6%       7.4%       7.9%
Investment Income Ratio.....................................       3.4%       4.0%       4.3%       4.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $ 3,638    $ 3,817    $ 3,961    $ 4,013    $ 4,216
Units Outstanding...........................................         92         99        106        115        130
Variable Accumulation Unit Value............................    $ 39.37    $ 38.49    $ 37.48    $ 34.84    $ 32.44
Total Return................................................       2.3%       2.7%       7.6%       7.4%       7.9%
Investment Income Ratio.....................................       3.5%       4.0%       4.3%       4.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                         SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS                               ----------------------------------------------
                                                                 2004      2003      2002      2001      2000
                                                                ----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $1,630    $1,939    $2,288    $2,755    $2,847
Units Outstanding...........................................        71        84        99       119       126
Variable Accumulation Unit Value............................    $22.92    $23.02    $23.15    $23.13    $22.56
Total Return................................................     (0.4%)    (0.6%)     0.1%      2.5%      4.8%
Investment Income Ratio.....................................      0.8%      0.7%      1.4%      3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $1,815    $2,378    $3,119    $4,149    $4,867
Units Outstanding...........................................        79       103       135       179       216
Variable Accumulation Unit Value............................    $22.92    $23.02    $23.15    $23.13    $22.56
Total Return................................................     (0.4%)    (0.6%)     0.1%      2.5%      4.8%
Investment Income Ratio.....................................      0.8%      0.7%      1.4%      3.8%

                                                                        FLEXIBLE PREMIUM POLICIES (B)
                                                                ----------------------------------------------
                                                                 2004      2003      2002      2001      2000
                                                                ----------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................    $2,877    $3,680    $4,127    $4,419    $4,890
Units Outstanding...........................................       139       177       196       209       236
Variable Accumulation Unit Value............................    $20.64    $20.83    $21.06    $21.14    $20.72
Total Return................................................     (0.9%)    (1.1%)    (0.4%)     2.0%      4.2%
Investment Income Ratio.....................................      0.8%      0.7%      1.4%      3.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................    $  301    $  363    $  593    $  488    $  545
Units Outstanding...........................................        15        17        28        23        26
Variable Accumulation Unit Value............................    $20.64    $20.83    $21.06    $21.14    $20.72
Total Return................................................     (0.9%)    (1.1%)    (0.4%)     2.0%      4.2%
Investment Income Ratio.....................................      0.8%      0.7%      1.3%      3.8%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting each of the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York
February 18, 2005

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2004       2003
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $34,527    $29,401
  Trading securities                                               26         66
Equity securities, at fair value
  Available for sale                                               40         47
  Trading securities                                               79         22
Mortgage loans                                                  3,090      2,665
Policy loans                                                      570        563
Other long-term investments                                       667        280
                                                              -------    -------
     Total investments                                         38,999     33,044

Cash and cash equivalents                                         680        761
Deferred policy acquisition costs                               2,437      2,180
Interest in annuity contracts                                   3,712      3,306
Amounts recoverable from reinsurer                              5,935        788
Other assets                                                    1,351        484
Separate account assets                                        12,704     11,589
                                                              -------    -------
     Total assets                                             $65,818    $52,152
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $34,715    $29,366
Future policy benefits                                          1,360      1,027
Policy claims                                                     151        107
Obligations under structured settlement agreements              3,712      3,306
Amounts payable to reinsurer                                    4,553         16
Other liabilities                                               4,000      2,578
Separate account liabilities                                   12,704     11,500
                                                              -------    -------
     Total liabilities                                         61,195     47,900
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  20,000 shares authorized, 2,500 issued and outstanding)          25         25
Additional paid in capital                                      1,410      1,410
Accumulated other comprehensive income                            653        590
Retained earnings                                               2,535      2,227
                                                              -------    -------
     Total stockholder's equity                                 4,623      4,252
                                                              -------    -------
     Total liabilities and stockholder's equity               $65,818    $52,152
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $   29   $    3   $  144
  Fees-universal life and annuity policies                       669      603      546
  Net investment income                                        2,006    1,801    1,647
  Net investment gains/(losses)                                   31       (3)     (49)
  Other income                                                    30       31       19
                                                              ------   ------   ------
     Total revenues                                            2,765    2,435    2,307
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,376    1,257    1,212
  Policyholder benefits                                          169      139      305
  Operating expenses                                             762      664      625
                                                              ------   ------   ------
     Total expenses                                            2,307    2,060    2,142
                                                              ------   ------   ------
Income before income taxes                                       458      375      165
Income tax expense/(benefit)                                     150      116       (1)
                                                              ------   ------   ------
NET INCOME                                                    $  308   $  259   $  166
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2002                      $25        $  780       $1,836         $104            $2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                     25         1,410        2,227          590             4,252
                                                                                                       ------
Comprehensive income:
  Net income                                                               308                            308
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      63                63
                                                                                                       ------
  Other comprehensive income                                                                               63
                                                                                                       ------
Total comprehensive income                                                                                371
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2004                    $25        $1,410       $2,535         $653            $4,623
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2004        2003        2002
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    308    $    259    $    166
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization                                   43          35           1
    Net capitalization of deferred policy acquisition costs       (318)       (336)       (373)
    Annuity and universal life fees                               (338)       (296)       (257)
    Interest credited to policyholders' account balances         1,358       1,245       1,221
    Net investment (gains) losses                                  (31)          3          49
    Deferred income taxes                                           63          17          (1)
    (Increase) decrease in:
      Net separate account assets and liabilities                    3          19          --
      Other assets and other liabilities                             4        (245)        111
      Reinsurance recoverables and payables                        (61)          7          (9)
      Trading securities                                            36          89          29
    Increase (decrease) in:
      Policy claims                                                 44           4          (4)
      Future policy benefits                                        19         (23)        170
                                                              --------    --------    --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES               1,130         778       1,103
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available for sale fixed maturities                 21,439      22,559      24,951
    Maturity of available for sale fixed maturities                567         418       1,090
    Sale of equity securities                                       25          39          38
    Repayment of mortgage loans                                    480         776         466
    Sale of other investments                                       34         520         206
  Cost of:
    Available for sale fixed maturities acquired               (26,796)    (27,666)    (30,915)
    Equity securities acquired                                     (17)        (19)        (66)
    Mortgage loans acquired                                       (852)     (1,052)       (791)
    Other investments acquired                                    (443)        (70)        (21)
  Policy loans (net)                                                (8)         14         (27)
                                                              --------    --------    --------
         NET CASH USED IN INVESTING ACTIVITIES                  (5,571)     (4,481)     (5,069)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits                                                     6,235       5,094       5,351
    Withdrawals                                                 (2,147)     (1,715)     (1,501)
    Net transfers to the separate accounts                        (458)       (258)       (585)
  (Decrease) increase in loaned securities                        (369)        125         747
  Securities sold under agreements to repurchase (net)             866        (644)        514
  Transfer of Taiwan branch cash to an affiliated company           --          --        (116)
  Net proceeds from affiliated credit agreements                   233          --          --
  Capital contribution received from parent                         --         500         130
                                                              --------    --------    --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES               4,360       3,102       4,540
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
    equivalents                                                     --          --          (2)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               (81)       (601)        572
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       761       1,362         790
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    680    $    761    $  1,362
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2004, 2003 AND 2002

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available-for-sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized third party commercial loans are reported at outstanding principal balance reduced by any charge-off, specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, deferred sales inducements, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, payable to affiliates, net deferred tax liabilities and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

     As a subsidiary of a mutual life insurance company, for December 31, 2004 and prior years, the Company was subject to a tax on its equity base ("EBT"). The EBT is included in the provision for federal income

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

taxes estimated to be payable. An estimated differential earnings rate ("DER") is used to determine the equity base tax. Adjustments to such estimates, including those related to differences between the estimated and final DER, are recorded in income tax expense in the accompanying Statement of Income. The EBT was suspended for the 2001, 2002, and 2003 tax years. Effective with the tax year beginning after December 31, 2004, the EBT has been repealed. No EBT was accrued for in 2004.

SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (SEC), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2004 and 2003, all separate account assets are stated at fair value. The liability at December 31, 2004 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value. At December 31, 2003, the liability represents either the policyholders' interest in the account, which includes accumulated net investment income and realized and unrealized gains and losses on the assets or the amount due to the policyholder pursuant to the terms of the contract.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at the prevailing markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2004, the Company adopted Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements, and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities. The Company currently offers enhanced crediting rates or day one bonus payments to contractholders on certain of its annuity products. Through December 31, 2003, the expense associated with offering certain of these day one bonuses was deferred and amortized in proportion to estimated gross profits over the effective life of those contracts. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumption used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products will no longer be eligible for capitalization, consistent with the terms of SOP 03-01. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. For the period ending December 31, 2004, the amortization of sales inducements was $17 million, pretax and is included in interest credited to policyholders' account balances in the accompanying Statement of Income. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income, after tax.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

     Effective January 1, 2004, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue No. B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46(R) "FIN 46(R)". In January 2003, the FASB issued Interpretation FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities or entitled to receive a majority of the entity's residual returns. On December 17, 2003, the FASB issued FIN 46(R) ("Revised Interpretation" of FIN 46), which amended certain aspects of FIN46. For all VIEs created before December 31, 2003, the Company will be required to adopt FIN 46(R) as of January 1, 2005. For VIEs created after December 31, 2003, the Company applied FIN 46(R) immediately. At December 31, 2004, the Company held $52 million of invested assets issued by a VIE, created after December 31, 2003, and determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $20 million and private placement structured notes totaling $24 million) and other equity investments (asset-backed securitizations totaling $8 million). This VIE does not require consolidation because management has determined that the Company is not the primary beneficiary. The Company has held $42 million of invested assets issued by VIEs at December 31, 2004, created before December 31, 2003, determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $24 million) and other equity investments (asset-backed securitizations totaling $18 million). These VIEs may be required to consolidate when the new rule becomes effective (January 1, 2005 for these entities). These variable interests are subject to ongoing review for impairment and represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in this VIE in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2004 and 2003, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2004                       2003
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   869      $   878       $ 1,118      $ 1,127
Due after one year through five years                   6,238        6,436         4,913        5,206
Due after five years through ten years                 10,262       10,807         8,754        9,291
Due after ten years                                     4,416        4,804         4,164        4,441
Mortgage and asset-backed securities:
  U.S. Government or U.S.                               1,453        1,471           303          315
  Government agency
  Other mortgage-backed securities                      7,290        7,540         6,306        6,541
  Other asset-backed securities                         2,558        2,591         2,424        2,480
                                                      -------      -------       -------      -------
     Total Available for Sale                         $33,086      $34,527       $27,982      $29,401
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2004
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,571       $   34         $  7        $ 1,598
U.S. agencies, state and municipal                       461           36            1            496
Foreign governments                                      546           61           --            607
Corporate                                             20,660        1,114           79         21,695
Mortgage-backed securities                             7,290          266           16          7,540
Asset-backed securities                                2,558           45           12          2,591
                                                     -------       ------         ----        -------
     Total Available for Sale                        $33,086       $1,556         $115        $34,527
                                                     =======       ======         ====        =======

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                       667           33            2            698
Foreign governments                                      515           62            1            576
Corporate                                             17,335        1,112           95         18,352
Mortgage-backed securities                             6,306          259           24          6,541
Asset-backed securities                                2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

     At December 31, 2004 and 2003, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $47 million and $16 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2004    $38         $3            $1           $40
2003    $46         $2            $1           $47

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2004 and 2003 was estimated to be $3,264 million and $2,854 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2004 or 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2004 and 2003, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $83 million and $58 million at fixed and floating interest rates ranging from 2.7% to 7.2% and from 2.7% to 7.8%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2004 and 2003, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                    2004                 2003
                              -----------------    -----------------
                              CARRYING    % OF     CARRYING    % OF
                               VALUE      TOTAL     VALUE      TOTAL
                              --------    -----    --------    -----
Property Type:
  Office buildings             $1,022      33.1%    $  943      35.4%
  Retail                          536      17.3%       474      17.8%
  Residential                     762      24.7%       608      22.8%
  Industrial                      419      13.6%       336      12.6%
  Apartment buildings             301       9.7%       269      10.1%
  Other                            50       1.6%        35       1.3%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====
Geographic Region:
  Central                      $  799      25.9%    $  783      29.4%
  South Atlantic                  752      24.3%       684      25.7%
  Pacific                         760      24.6%       563      21.1%
  Middle Atlantic                 557      18.0%       455      17.0%
  New England                     222       7.2%       180       6.8%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2004 and 2003 is summarized below (in millions):

                                                             2004    2003
                                                             ----    ----
Beginning balance                                             $5     $ 6
Additions (reductions) included in operations                  4      (1)
                                                              --     ---
Ending balance                                                $9     $ 5
                                                              ==     ===

OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2004 and 2003 were as follows (in millions):

                                                            2004   2003
                                                            ----   ----
Limited liability company                                   $516   $157
Collateralized third party commercial loans                   68     40
Limited partnerships                                          48     28
Derivatives                                                   21     34
Real estate                                                   11     17
Other                                                          3      4
                                                            ----   ----
     Total other long-term investments                      $667   $280
                                                            ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER LONG-TERM INVESTMENTS -- (CONTINUED)

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2004 and 2003 was $5 million and $6 million, respectively. Depreciation expense for December 31, 2004 totaled less than $1 million. For the years ended December 31, 2003 and 2002, depreciation expense totaled $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $9 million at December 31, 2004. There were no unfunded commitments at December 31, 2003.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                              2004      2003      2002
                                             ------    ------    ------
Fixed maturities                             $1,805    $1,604    $1,448
Equity securities                                 4         2         3
Mortgage loans                                  185       167       170
Policy loans                                     45        46        45
Other long-term investments                      27        30        30
                                             ------    ------    ------
  Gross investment income                     2,066     1,849     1,696
Investment expenses                             (60)      (48)      (49)
                                             ------    ------    ------
  Net investment income                      $2,006    $1,801    $1,647
                                             ======    ======    ======

     For the years ended December 31, 2004, 2003 and 2002, investment gains (losses) computed generally under the specific identification method were as follows (in millions):

                                                 2004                           2003                           2002
                                       -------------------------      -------------------------      -------------------------
                                       GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                       -----              ------      -----              ------      -----              ------
Fixed maturities.....................  $142               $ (98)      $192               $(176)      $192               $(236)
Equity securities....................    13                  (1)         5                  (7)         8                  (8)
Mortgage loans.......................    --                  (4)         2                  (4)         1                  (1)
Derivative instruments...............    --                 (23)         1                  (4)         1                  (4)
Other long-term investments..........     3                  (1)        --                 (12)        --                  (2)
                                       ----               -----       ----               -----       ----               -----
     Subtotal........................  $158               $(127)      $200               $(203)      $202               $(251)
                                       ====               =====       ====               =====       ====               =====
Total net investment gains
  (losses)...........................            $31                            $(3)                           $(49)
                                                 ===                            ===                            ====

     On April 1, 2002, the Company transferred the convertible bond and preferred stock portfolios from available-for-sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment gains (losses) in the accompanying Statement of Income at the date of transfer amounted to $3 million, pre-tax. The convertible portfolio was subsequently sold during 2002.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     The gross gains and losses on trading securities amounted to $16 million and $20 million for the year ended December 31, 2004. The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment gains (losses) in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $10 million, $24 million and $70 million for the years ended December 31, 2004, 2003 and 2002, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $0 million, $7 million and $0 million at December 31, 2004, 2003 and 2002, respectively.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2004 and 2003 (in millions):

                                                                           2004
                                              ---------------------------------------------------------------
                                                   LESS THAN           GREATER THAN
                                                   12 MONTHS             12 MONTHS               TOTAL
                                              -------------------   -------------------   -------------------
                                               FAIR    UNREALIZED    FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
----------------                              ------   ----------   ------   ----------   ------   ----------
Fixed Maturities
U.S. Treasury and U.S. Government
  corporations and agencies                   $  310      $ 3       $   74      $ 4       $  384      $  7
U.S. agencies, state and municipal                49        *           15        1           64         1
Foreign governments                               16        *           --       --           16         *
Corporate                                      3,432       45          841       34        4,273        79
Mortgage-backed securities                     1,028       11          125        5        1,153        16
Asset-backed securities                          752        6           52        6          804        12
                                              ------      ---       ------      ---       ------      ----
     TOTAL FIXED MATURITIES                    5,587       65        1,107       50        6,694       115
                                              ------      ---       ------      ---       ------      ----
                  EQUITIES
                  --------
Common Stock                                       1        *           --       --            1         *
Preferred Stock                                    6        1           --       --            6         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL EQUITIES                                7        1           --       --            7         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES    $5,594      $66       $1,107      $50       $6,701      $116
                                              ======      ===       ======      ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)


                                                                             2003
                                                --------------------------------------------------------------
                                                     LESS THAN           GREATER THAN
                                                     12 MONTHS            12 MONTHS               TOTAL
                                                -------------------   ------------------   -------------------
                                                 FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                                VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                                ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government corporations
  and agencies                                  $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal                 109         2        --        --          109         2
Foreign governments                                 39         1        --        --           39         1
Corporate                                        2,306        72       338        23        2,644        95
Mortgage-backed securities                       1,184        24         1         *        1,185        24
Asset-backed securities                            344         9        58         8          402        17
                                                ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES                      4,301       110       397        31        4,698       141
                                                ------      ----      ----       ---       ------      ----
                   EQUITIES
                   --------
Preferred Stock                                     --        --         4         1            4         1
                                                ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES      $4,301      $110      $401       $32       $4,702      $142
                                                ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     CORPORATE BONDS: The amount of unrealized losses on the Company's investment in corporate bonds is principally due to changes in interest rates and widening spreads due to market conditions in certain sectors such as airlines and telecommunications that contributed to the decline in fair value. Because the securities continue to meet their contractual payments, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     MORTGAGE-BACKED SECURITIES: The unrealized losses on these investments were caused by interest rate increases. Securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association that are either direct agencies of or agencies sponsored by the U.S. government, provide a US government guarantee of the contractual cash flows of these investments. Accordingly, it is expected that the securities would not be settled at a price less than amortized cost. Because the decline in market value is attributable to changes in interest rates, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     ASSET-BACKED SECURITIES: The unrealized losses on these investments are principally due to changes in interest rates. The Company measures it asset-backed portfolio for impairments based on the security's credit rating and whether it has an unrealized loss. Where the securities fair value is below its amortized cost and there are negative changes in estimated future cash flows, the securities are deemed impaired and a realized loss is recognized in net income in the accompanying Statement of Income.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

(losses) in the accompanying Statement of Income. The amounts for the years ended December 31, 2004, 2003 and 2002 are as follows (in millions):

                                                         2004    2003    2002
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $590    $451    $ 104
                                                         ----    ----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains arising during the
       period                                              51     132      663
     Less: Reclassification adjustments for gains
       (losses) included in net income                     57      18        9
                                                         ----    ----    -----
     Change in net unrealized investment gains
       (losses), net of adjustments                        (6)    114      654
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balances and future policy
     benefits                                              (7)     26      (15)
  Deferred policy acquisition costs                        62      (1)    (289)
  Other assets (deferred sales inducements)                14      --       --
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)         63     139      350
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         --      --       (3)
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $653    $590    $ 451
                                                         ====    ====    =====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $27 million, $71 million and $357 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $31 million, $10 million and $5 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax (benefit) expense of $(4) million, $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense (benefit) of $33 million, $0 million and $(156) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the year ended December 31, 2004 is net of income tax expense of $8 million.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2004 and 2003 were as follows (in millions):

                                                              2004       2003
                                                             -------    -------
Deferred annuities                                           $18,840    $15,733
Universal life contracts                                      15,681     13,457
Other                                                            194        176
                                                             -------    -------
  Total Policyholders' Account Balances                      $34,715    $29,366
                                                             =======    =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

POLICYHOLDERS' ACCOUNT BALANCES -- (CONTINUED)

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods. For deferred annuities, account value approximates fair value.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2004:

PRODUCT                          INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                          --------------  -------------------------------
Deferred annuities               2.10% to 7.15%  Surrender charges 0% to 10% for
                                                 up to 10 years.
Universal life contracts         3.40% to 6.69%  Various up to 19 years.

FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Life insurance:
  Taiwan business -- 100% coinsured                           $1,021    $  716
  Other life                                                      46        55
                                                              ------    ------
     Total life insurance                                      1,067       771
Individual annuities                                             293       256
                                                              ------    ------
  Total Future Policy Benefits                                $1,360    $1,027
                                                              ======    ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2004:

PRODUCT                                  MORTALITY            INTEREST RATE         ESTIMATION METHOD
-------                        -----------------------------  -------------   -----------------------------
Life insurance:                Based upon pricing              3.7% - 7.5%    Net level premium reserve
  Taiwan business --           assumptions at time of policy                  taking into account death
  100% coinsured               issuance with provision for                    benefits, lapses and
                               adverse deviations ("PAD").                    maintenance expenses with
                                                                              PAD.
Individual payout annuities    Based upon pricing              5.5% - 9.5%    Present value of expected
                               assumptions at time of policy                  future payments at a rate
                               issuance with PAD.                             expected at issue with PAD.

GUARANTEED MINIMUM BENEFITS

     At December 31, 2004 and 2003, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

          b) Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals)

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2004 for GMDB's and GMAB's ($ in millions):

                                              RETURN OF NET DEPOSITS           RATCHET
                                         --------------------------------   --------------
                                             IN THE       ACCUMULATION AT       IN THE
                                         EVENT OF DEATH   SPECIFIED DATE    EVENT OF DEATH
                                             (GMDB)           (GMAB)            (GMDB)
                                         --------------   ---------------   --------------
Account value                                $3,412            $574            $12,166
Net amount at risk                           $   49            $  3            $   475
Average attained age of contract
  holders                                        56              --                 57

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Balance Sheet:

                                                GUARANTEED     GUARANTEED
                                                 MINIMUM        MINIMUM
                                                  DEATH       ACCUMULATION
                                                 BENEFIT        BENEFIT
                                                  (GMDB)         (GMAB)       TOTALS
                                                ----------    ------------    ------
Balance at January 1, 2004                         $29             $2          $31
  Incurred guarantee benefits                        1              1            2
  Paid guarantee benefits                           (7)            --           (7)
                                                   ---             --          ---
Balance at December 31, 2004                       $23             $3          $26
                                                   ===             ==          ===

     For guaranteed minimum accumulation benefits, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2004:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 6.53% to 6.89%.

     - Volatility assumption was 15%.

     - Mortality was assumed to be 90% of the Annuity 2000 table.

     - Lapse rates vary by contract type and duration and range from 1% to 20%, with an average of 4%.

     - Discount rates ranged from 5.89% to 7.61%.

     The following table presents the aggregate fair value of assets, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                              DECEMBER 31, 2004
                                                              -----------------
                                                                GMDB      GMAB
INVESTMENT FUND OPTION:                                       --------    -----
Equity                                                        $ 6,418     $344
  Fixed income                                                  2,331      107
  Balanced                                                      1,683       62
  Other                                                         4,961       62
                                                              -------     ----
     Total                                                    $15,393     $575
                                                              =======     ====

NO LAPSE GUARANTEE

     The no lapse guaranteed feature contained in variable and interest-sensitive life insurance policies keeps these policies in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits on the accompanying Balance Sheet (in millions):

                                                              NO LAPSE
                                                              GUARANTEE
                                                                (NLG)
                                                              ---------
Balance at January 1, 2004                                       $--
  Impact of adoption of SOP 03-01                                  5
  Other changes in reserve                                         6
                                                                 ---
Balance at December 31, 2004                                     $11
                                                                 ===

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the Securities and Exchange Commission. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2004 and 2003 are as follows:

                                                              2004       2003
                                                             -------    -------
Registered                                                   $12,615    $10,807
Non-registered                                                    89         59
                                                             -------    -------
  Total separate account assets                              $12,704    $10,866
                                                             =======    =======

     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 03-01. Upon adoption at January 1, 2004, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

                                                      2004      2003      2002
                                                     ------    ------    ------
Balance at beginning of year                         $2,180    $1,781    $1,887
  Reclassification due to adoption of SOP 03-01        (156)       --        --
  Current year additions                                586       645       630
  Amortized during year                                (268)     (245)     (189)
  Adjustment for change in unrealized investment
     gains                                               95        (1)     (445)
  Transfer of Taiwan branch to an affiliated
     company                                             --        --      (102)
                                                     ------    ------    ------
Balance at end of year                               $2,437    $2,180    $1,781
                                                     ======    ======    ======

     As discussed in Note 2 -- Significant Account Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to Other Assets on the accompanying Balance Sheet.

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                           2004    2003    2002
                                                           ----    ----    ----
Current:
  Federal                                                  $ 85    $ 94    $(1)
  State and local                                             2       5      1
                                                           ----    ----    ---
                                                             87      99     --
Deferred:
  Federal                                                    63      17     (1)
                                                           ----    ----    ---
Income tax expense/(benefit)                               $150    $116    $(1)
                                                           ====    ====    ===

     The components of the net deferred tax liability as of December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Deferred tax assets:
  Future policyholder benefits                                $  550    $  534
  Employee and agents benefits                                    69        62
                                                              ------    ------
     Gross deferred tax assets                                   619       596
                                                              ------    ------
Deferred tax liabilities:
  Deferred policy acquisition costs                              646       517
  Investments                                                    521       526
  Other                                                            4         9
                                                              ------    ------
     Gross deferred tax liabilities                            1,171     1,052
                                                              ------    ------
       Net deferred tax liability                             $  552    $  456
                                                              ======    ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2004, 2003 and 2002:

                                                           2004    2003    2002
                                                           ----    ----    -----
Statutory Federal income tax rate                          35.0%   35.0%    35.0%
True down of prior year equity base tax                      --      --    (22.9)
Tax exempt income                                          (1.9)   (2.8)    (6.0)
Foreign branch termination                                   --      --     (3.8)
Other                                                      (0.3)   (1.2)    (2.9)
                                                           ----    ----    -----
Effective tax rate                                         32.8%   31.0%    (0.6)%
                                                           ====    ====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2004 and 2003, the Company had recorded an income tax receivable from New York Life of $49 million and $38 million, respectively, included in Other Assets on the accompanying Balance Sheet.

     The Company's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998 and has begun auditing tax years 1999 through 2001. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     As discussed in Note 2 -- Significant Accounting Policies, the Company's equity base tax was suspended for the three year period beginning 2001 and permanently repealed effective with the tax year beginning after December 31, 2004. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income. No equity base tax was accrued for in 2004.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to significant losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 61% of the reinsurance ceded to non-affiliates at December 31, 2004.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the General Account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund, represent embedded derivatives which are required to be carried at fair value. The fair value of these embedded derivatives at December 31, 2004 is $0 million.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     As discussed in Note 12 -- Related Party Transactions, the transfer of the Company's insurance book of business associated with the Company's Taiwan branch, effective July 1, 2002, is accounted for as a long-duration coinsurance transaction.

     The effects of all reinsurance for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                                        2004     2003     2002
                                                       ------    -----    ----
Premiums:
  Direct                                               $  171    $ 174    $225
  Assumed                                                   1       --      --
  Ceded                                                  (143)    (171)    (81)
                                                       ------    -----    ----
Net premiums                                           $   29    $   3    $144
                                                       ======    =====    ====
FAS 97 fee income ceded                                $  111    $  98    $ 83
                                                       ======    =====    ====
Policyholders' benefits ceded                          $  221    $ 108    $ 79
                                                       ======    =====    ====
Increase in ceded liabilities for future policyholder
  benefits                                             $    7    $   6    $ (1)
                                                       ======    =====    ====
Amounts recoverable from reinsurer                     $5,935    $ 788    $695
                                                       ======    =====    ====
Amounts payable to reinsurer                           $4,553    $  16    $ 12
                                                       ======    =====    ====
Other liabilities (deferred gain)                      $  244    $  --    $ --
                                                       ======    =====    ====

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counter-parties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counter-parties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities. During 2004 and 2003, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were $182 million and $224 million in notional value of cash flow hedges at December 31, 2004 and December 31, 2003, respectively. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2004 and 2003 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $0 million and $4 million, respectively.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings.

     Fair value hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. The Company held no fair value hedges at December 31, 2004 and 2003.

     Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses). The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate options and various interest rate swaps. There were $6 billion and $4 billion in notional value of non-qualifying hedges at December 31, 2004 and December 31, 2003, respectively.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2004 and 2003, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2004 and 2003, $1,082 million and $1,424 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2004 and 2003, the Company recorded cash collateral received under these agreements of $1,105 million and $1,474 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2004 of $1,021 million ($155 million at December 31, 2003) approximates fair value. The investments acquired with the funds received from the securities sold are included in both fixed maturities and cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $585 million, $559 million and $537 million for the years ended December 31, 2004, 2003 and 2002, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $30 million for its share of the net periodic

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

post-retirement benefits expense in 2004 ($27 million and $13 million in 2003 and 2002, respectively) and an expense of $1 million in 2004 ($(2) million in 2003 and 2002) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2004, 2003 and 2002, the total cost for these services amounted to $31 million, $23 million and $29 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2004, 2003 and 2002 of $11 million, $9 million and $9 million, respectively.

     At December 31, 2004 and 2003, the Company had a net liability of $202 million and $186 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.32% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2004 and 2003, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,712 million and $3,306 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2004 and 2003, the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $178 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $94 million, $89 million and $71 million, for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2004 and December 31, 2003.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $490 million. No outstanding balance was due to New York Life at December 31, 2004 and December 31, 2003. Interest expense for 2004, 2003 and 2002 was less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation, an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2004, a $233 million outstanding balance was due to New York Life Capital Corporation (with various maturities through February 3, 2005) and is included in other liabilities. Interest expense for 2004 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2004 and 2003, the Company had recorded a receivable from MCF, included in other assets, of $5 million and $23 million, respectively. The Company received interest payments from MCF of $2 million and less than $1 million for the years ended December 31, 2004 and 2003, respectively.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                          2004     2003
                                                         ------    ----
Amounts recoverable from reinsurers                      $1,021    $716
Premiums ceded                                              130     171
Benefits ceded                                               81      38

     The Company received a capital contribution of $500 million in 2003 from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, the Company recorded liabilities of approximately $1,798 million and $1,138 million, respectively, which are included in policyholders' account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, policyholders' account balances and separate account liabilities related to these policies aggregated $267 million and $252 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2004, the Company recorded commission and fee expense to NYLINK agents of $7 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 - Reinsurance for more details).

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $98 million, $173 million and $30 million during 2004, 2003 and 2002, respectively.

     Total interest paid was $10 million, $10 million and $7 million during 2004, 2003 and 2002, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 - Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2004 and 2003, statutory stockholder's equity was $2,009 million and $1,882 million, respectively. Statutory net income/(loss) for the years ended December 31, 2004, 2003 and 2002 was $224 million, $20 million and $(95) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2004, 2003 and 2002. As of December 31, 2004, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $574 million. The maximum amount of dividends that may be paid in 2005 without prior approval is $228 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, NY
February 28, 2005